PROSPECTUS

3,150,000 DECS(SM)

DECS TRUST II

(SUBJECT TO EXCHANGE INTO SUBORDINATE VOTING SHARES, WITHOUT PAR VALUE, OF ROYAL GROUP TECHNOLOGIES LIMITED)

The issue price (the "Initial Price") of each of the DECS (each, a "DECS") of the DECS Trust II (the "Trust") being offered hereby will be US$26.375 (the last sale price of the subordinate voting shares, without par value (the "Subordinate Voting Shares"), of Royal Group Technologies Limited (the "Company") on October 29, 1997, as reported on the New York Stock Exchange Composite Tape). Each of the DECS represents the right to receive (a) an annual distribution of US$1.81328, payable quarterly on each February 15, May 15, August 15 and November 15, during the term of the Trust, beginning February 15, 1998 and (b) upon the conclusion of the term of the Trust on November 15, 2000 (the "Exchange Date"), between 0.8130 and 1.0 Subordinate Voting Shares or cash with an equivalent value. The DECS are not subject to redemption prior to the Exchange Date or the earlier termination of the Trust.

The Trust is a newly organized Delaware business trust that is registered as a closed-end investment company and was established to purchase and hold (a) a series of zero-coupon U.S. Treasury securities maturing on a quarterly basis during the term of the Trust (the "Treasury Securities") and (b) forward purchase contracts (the "Contracts") with certain shareholders (the "Sellers") of the Company relating to the Subordinate Voting Shares.

The investment objectives of the Trust are to provide holders of DECS with a quarterly distribution of US$0.45332 per DECS over the term of the Trust and to provide holders of DECS, at the Exchange Date, a number of Subordinate Voting Shares (or, if some or all of the Sellers exercise their cash settlement option in the Contracts under the circumstances described herein, the cash equivalent of all or part thereof or a combination of Subordinate Voting Shares and cash) at the Exchange Rate (as defined herein). The Exchange Rate is equal to, subject to certain adjustments, (a) if the Exchange Price (as defined herein) is greater than US$32.44 per Subordinate Voting Share (the "Threshold Appreciation Price"),
0.8130 Subordinate Voting Shares per DECS, (b) if the Exchange Price is less than or equal to the Threshold Appreciation Price but is greater than the Initial Price, a fraction equal to the Initial Price divided by the Exchange Price of one Subordinate Voting Share per DECS such that the value (determined at the Exchange Price) of the Subordinate Voting Shares delivered at the Exchange Date equals the Initial Price and (c) if the Exchange Price is less than or equal to the Initial Price, one Subordinate Voting Share per DECS. The "Exchange Price" means the average Closing Price (as defined herein) per Subordinate Voting Share on the 20 Trading Days (as defined herein) immediately prior to the Exchange Date, except as otherwise described herein. Accordingly, the value of the Subordinate Voting Shares to be received by holders of the DECS at the Exchange Date will not necessarily equal the Initial Price. If the Exchange Price is less than the Initial Price, the value of the Subordinate Voting Shares to be received at the Exchange Date will generally be less than the price paid for the DECS. See "Investment Objectives and Policies."

SEE "RISK FACTORS RELATING TO DECS" BEGINNING ON PAGE 21 FOR A DISCUSSION OF CERTAIN FACTORS THAT SHOULD BE CAREFULLY CONSIDERED BY PROSPECTIVE PURCHASERS.
                                                  (Cover continued on next page)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                 PRICE TO                     SALES           PROCEEDS TO
                                  PUBLIC                      LOAD            TRUST AND SALOMON(2)
Per DECS...............   US$26.375                  US$ -- (3)               US$26.375
Total(1)...............   US$83,081,250              US$ -- (3)               US$83,081,250

--------------------------------------------------------------------------------
(1) The Trust has granted to the Underwriter an option, exercisable within 30 days from the date hereof, to purchase up to an additional 427,500 DECS to cover over-allotments, if any. If the Underwriter exercises such option in full, the total Price to Public and Proceeds to the Trust and Salomon Brothers Inc ("Salomon") will be US$94,356,563 and US$94,356,563, respectively. See "Underwriting."

(2) All of the DECS are being issued and sold by the Trust, except for 3,791 DECS being sold by Salomon that Salomon acquired in connection with the formation of the Trust. The Proceeds to the Trust will be US$82,981,262, before deducting estimated expenses of US$456,000, payable by Salomon, which will be reimbursed by the Sellers as provided in the Underwriting Agreement and the Reimbursement Agreement. The proceeds to Salomon will be US$99,988.

(3) In light of the fact that the proceeds of the sale of the DECS will be used in part by the Trust to purchase the Contracts from the Sellers, the Underwriting Agreement provides that the Sellers will pay to the Underwriter as compensation US$0.79125 per DECS, including in respect of DECS previously purchased by Salomon and offered hereby. See "Underwriting."

The DECS are offered subject to receipt and acceptance by the Underwriter, to prior sales and to the Underwriter's right to reject any order in whole or in part and to withdraw, cancel or modify the offer without notice. It is expected that delivery of the DECS will be made at the office of Salomon Brothers Inc, Seven World Trade Center, New York, New York, or through the facilities of The Depository Trust Company, on or about November 4, 1997.

-------------------
----------------------------------------------
SALOMON BROTHERS INC
--------------------------------------------------------------------------------
The date of this Prospectus is October 29, 1997.

CERTAIN PERSONS PARTICIPATING IN THE OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE PRICE OF THE DECS OR THE SUBORDINATE VOTING SHARES, INCLUDING PURCHASES OF THE DECS OR THE SUBORDINATE VOTING SHARES TO STABILIZE THEIR MARKET PRICE AND PURCHASES OF THE DECS OR THE SUBORDINATE VOTING SHARES TO COVER SOME OR ALL OF A SHORT POSITION IN THE DECS OR THE SUBORDINATE VOTING SHARES MAINTAINED BY THE UNDERWRITERS AND THE IMPOSITION OF PENALTY BIDS. FOR A DESCRIPTION OF THESE ACTIVITIES SEE "UNDERWRITING."
                            ------------------------

(Continued from previous page)

In the event of certain Adjustment Events (as defined herein), holders may receive property other than (or in addition to) Subordinate Voting Shares or a combination of such property and cash. See "Investment Objectives and Policies -- The Contracts -- Dilution Adjustments; Adjustment Events." In addition, holders otherwise entitled to receive fractional shares in respect of their aggregate holdings of DECS will receive cash in lieu thereof.

The Trust has adopted a policy that the Contracts may not be disposed of during the term of the Trust. The Trust will continue to hold the Contracts despite any significant decline in the market price of the Subordinate Voting Shares or adverse changes in the financial condition of the Company.

This Prospectus sets forth information about the Trust that a prospective investor ought to know before investing. Potential investors are advised to read this Prospectus and to retain it for future reference.

DECS may be a suitable investment for those investors who are capable of evaluating the risks involved in making an investment in the Subordinate Voting Shares and the advantages and disadvantages of doing so in a manner which will give investors in the DECS a potentially higher yield but a lesser opportunity for equity appreciation than would be afforded by a direct investment in the Subordinate Voting Shares. There is no assurance that the yield on the DECS will be higher than the dividend yield on the Subordinate Voting Shares over the term of the Trust. See "Investment Objectives and Policies."

Attached hereto for convenience of reference is a prospectus of the Company relating to the Subordinate Voting Shares that may be received by holders of DECS at the Exchange Date. The Company is not affiliated with the Trust, will not receive any of the proceeds from the sale of the DECS and will have no obligations with respect to the DECS or the Contracts. The outstanding Subordinate Voting Shares are listed for trading on the New York Stock Exchange, Inc. (the "NYSE"), The Toronto Stock Exchange (the "TSE") and The Montreal Exchange under the symbol "RYG."

The Trust will be a grantor trust owned solely by the present and future holders of DECS for U.S. federal income tax purposes and each holder will be treated as the owner of its pro rata portion of the Treasury Securities and the Contracts. The Treasury Securities will be treated as having "original issue discount" which holders must recognize currently as income as it accrues. Holders will not recognize income, gain or loss upon the Trust's entry into the Contracts, and the delivery of Subordinate Voting Shares pursuant to the Contracts will not be taxable to holders. Holders should not recognize income, gain or loss with respect to the Contracts over their term. See "Certain United States Federal Income Tax Considerations."

THE TRUST IS A NEWLY ORGANIZED CLOSED-END INVESTMENT COMPANY WITH NO PREVIOUS HISTORY OF PUBLIC TRADING. THE DECS HAVE BEEN APPROVED FOR LISTING ON THE NYSE UNDER THE SYMBOL "RYD," SUBJECT TO OFFICIAL NOTICE OF ISSUANCE. TYPICAL CLOSED-END FUND SHARES FREQUENTLY TRADE AT A DISCOUNT FROM NET ASSET VALUE. THIS CHARACTERISTIC OF INVESTMENTS IN A CLOSED-END INVESTMENT COMPANY IS A RISK SEPARATE AND DISTINCT FROM THE RISK THAT THE TRUST'S NET ASSET VALUE WILL DECREASE. THE TRUST CANNOT PREDICT WHETHER THE DECS WILL TRADE AT, BELOW OR ABOVE NET ASSET VALUE. THE RISK OF PURCHASING INVESTMENTS IN A CLOSED-END COMPANY THAT MIGHT TRADE AT A DISCOUNT IS MORE PRONOUNCED FOR INVESTORS WHO WISH TO SELL THEIR INVESTMENTS SOON AFTER COMPLETION OF AN INITIAL PUBLIC OFFERING.

The address of the Trust is c/o Puglisi & Associates, 850 Library Avenue, Suite 204, Newark, Delaware 19715, and the Trust's telephone number is (302) 738-6680. Investors are advised to read this Prospectus and to retain it for future reference.

"DECS" is a service mark of Salomon Brothers Inc.

                               PROSPECTUS SUMMARY

     The following is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus.

THE TRUST

     DECS Trust II (the "Trust") is a newly organized Delaware business trust that is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The term of the Trust will expire on or shortly after November 15, 2000 (the "Exchange Date"), except that the Trust may be dissolved prior to such date under certain limited circumstances. The Trust will be treated as a grantor trust owned solely by the present and future holders of DECS for U.S. federal income tax purposes.

THE OFFERING

     3,150,000 DECS representing shares of beneficial interest in the Trust (the "DECS") are being offered for sale by Salomon Brothers Inc (the "Underwriter") to the public at a purchase price of US$26.375 per DECS (the "Initial Price") (which is equal to the last sale price of the subordinate voting shares, without par value (the "Subordinate Voting Shares"), of Royal Group Technologies Limited (the "Company") on October 29, 1997, as reported on the NYSE Composite Tape). The DECS being offered for sale include DECS previously purchased by Salomon Brothers Inc ("Salomon") in connection with formation of the Trust. In addition, the Underwriter has been granted an option by the Trust to purchase up to an additional 427,500 DECS to cover over-allotments, if any. See "Underwriting."

PURPOSE OF THE TRUST

     The DECS are designed to provide investors (the "Holders") with a higher yield than the current dividend yield paid on the Subordinate Voting Shares, while also providing the opportunity for Holders to share in the appreciation, if any, of the Subordinate Voting Shares above the Threshold Appreciation Price (as defined below). The annual calendar year distribution on the DECS is US$1.81328 per DECS. No annual dividend is paid on the Subordinate Voting Shares currently.

     The yield on the DECS is higher than the current dividend yield on the Subordinate Voting Shares. However, there is no assurance that the yield on the DECS will be higher than the dividend yield on the Subordinate Voting Shares over the term of the Trust. In addition, the opportunity for equity appreciation afforded by an investment in the DECS is less than the opportunity for equity appreciation afforded by a direct investment in the Subordinate Voting Shares because the value of the Subordinate Voting Shares to be received by Holders of the DECS at the Exchange Date (the "Amount Receivable at the Exchange Date") will generally exceed the Initial Price only if the Exchange Price (as defined herein) exceeds US$32.44 per Subordinate Voting Share (the "Threshold Appreciation Price," which represents an appreciation of 23% over the Initial Price) and because Holders will be entitled to receive at the Exchange Date only 81.30% of any appreciation of the value of the Subordinate Voting Shares in excess of the Threshold Appreciation Price. Moreover, if the Exchange Price is less than the Initial Price, the value of the Subordinate Voting Shares to be received at the Exchange Date will generally be less than the price paid for the DECS.

DISTRIBUTIONS PRIOR TO EXCHANGE DATE

     The Holders are entitled to receive distributions at the rate per DECS of US$1.81328 per annum or US$0.45332 per quarter, payable quarterly on each February 15, May 15, August 15 and November 15 or, if any such date is not a Business Day (as defined herein), on the next succeeding Business Day (each a "Distribution Date"), to Holders of record as of each February 1, May 1, August 1 and November 1, respectively. The first distribution will be payable on February 15, 1998 to Holders of record as of February 1, 1998. See "Investment Objectives and Policies -- Trust Assets."

DISTRIBUTIONS ON EXCHANGE DATE

     At the Exchange Date, in respect of each outstanding DECS, Holders will have the right to receive between 0.8130 and 1.0 Subordinate Voting Shares, subject to adjustment in the event of certain dividends or distributions, subdivisions, splits, combinations, issuances of certain rights or warrants or distributions of certain assets with respect to the Subordinate Voting Shares. In the event of a merger of the Company into another entity, or the liquidation of the Company, or in certain related events, Holders would receive consideration in the form of cash, Reported Securities (as defined under "Investment Objectives and Policies -- The Contracts -- Dilution Adjustments; Adjustment Events") or a combination thereof, rather than (or in addition to) Subordinate Voting Shares. If some or all of the Sellers exercise their cash settlement option, Holders would receive cash in lieu of all or part of the Subordinate Voting Shares or Reported Securities that would otherwise be deliverable. See "Investment Objectives and Policies -- The Contracts -- General." Additionally, the occurrence of certain defaults by a Seller under its Contract or the related collateral arrangements would cause the acceleration of such Contract and the distribution to the Trust for distribution pro rata to Holders of all or a portion of the Subordinate Voting Shares, Reported Securities, cash or a combination thereof subject to such Contract and of a portion of the Treasury Securities (as defined below) then held by the Trust. See "Investment Objectives and Policies -- The Contracts -- Collateral Requirements of the Contracts; Acceleration" and "-- The Treasury Securities."

     At the Exchange Date, no Subordinate Voting Shares or Reported Securities will be distributed to any Holder that is a national or resident of Canada, a corporation, partnership or other entity created or organized in or under the laws of Canada or of any political subdivision thereof, any estate or trust the income of which is subject to Canadian federal income taxation, regardless of its source (other than any non-Canadian branch of a Canadian person), or a Canadian branch of any non-Canadian person or entity (any such Holder, a "Canadian Holder"). The Trust will sell any Subordinate Voting Shares or Reported Securities that would otherwise be distributable to such Canadian Holder at the market price available at the time of distribution and distribute the cash proceeds from such sale to such Canadian Holder in lieu of such Subordinate Voting Shares or Reported Securities.

VOTING RIGHTS

     Holders will not have voting rights with respect to the Subordinate Voting Shares unless and until the Sellers have delivered Subordinate Voting Shares to the Trust pursuant to the Contracts and the Trust has distributed such shares to the Holders. See "Investment Objectives and Policies -- The Company." The Holders have the right to vote on matters affecting the Trust, as described under "Description of DECS."

ASSETS OF THE TRUST; INVESTMENT OBJECTIVES AND POLICIES

     The Trust will purchase and hold (i) a series of zero-coupon U.S. Treasury securities (the "Treasury Securities") maturing on a quarterly basis during the term of the Trust and representing in the aggregate approximately 19% of the initial assets of the Trust and (ii) one or more forward purchase contracts (the "Contracts") with certain existing shareholders (the "Sellers") of the Company relating to the Subordinate Voting Shares and representing approximately 81% of the initial assets of the Trust. The Trust's investment objective is to provide each Holder with a quarterly distribution of US$0.45332 per DECS over the term of the Trust, equal to the pro rata portion of the quarterly cash distributions from the Treasury Securities. It is also the Trust's investment objective to provide each Holder, at the Exchange Date, a number of Subordinate Voting Shares (or, if any Seller exercises its cash settlement option in the Contracts under the circumstances described herein, the cash equivalent of all or part thereof) at the Exchange Rate. The Exchange Rate is equal to, subject to certain adjustments, (a) if the Exchange Price (as defined herein) is greater than the Threshold Appreciation Price, 0.8130 Subordinate Voting Shares per DECS, (b) if the Exchange Price is less than or equal to the Threshold Appreciation Price but is greater than the Initial Price, a fraction equal to the Initial Price divided by the Exchange Price of one Subordinate Voting Share per DECS such that the value (determined at the Exchange Price) of the

Subordinate Voting Shares delivered at the Exchange Date equals the Initial Price and (c) if the Exchange Price is less than or equal to the Initial Price, one Subordinate Voting Share per DECS. Holders otherwise entitled to receive fractional Subordinate Voting Shares or Reported Securities in respect of their aggregate holdings of DECS will receive cash in lieu thereof. See "Investment Objectives and Policies -- The Contracts" and "-- Delivery of Subordinate Voting Shares and Reported Securities; No Fractional Subordinate Voting Shares or Reported Securities."

     The Trust will enter into Contracts with the Sellers obligating the Sellers, severally and not jointly, at the Exchange Date, to deliver to the Trust 3,150,000 Subordinate Voting Shares in the aggregate (excluding shares required to be delivered in respect of DECS issued to cover the Underwriter's over-allotment option), except that (i) if the Exchange Price per Subordinate Voting Share is greater than the Threshold Appreciation Price, each Seller will be obligated to deliver under its Contract a number of Subordinate Voting Shares equal to the product of 0.8130 times the initial number of Subordinate Voting Shares subject to such Contract, (ii) if the Exchange Price per Subordinate Voting Share is less than or equal to the Threshold Appreciation Price but greater than the Initial Price, each Seller will be obligated to deliver under its Contract a number of Subordinate Voting Shares equal to the product of (A) the Initial Price divided by the Exchange Price multiplied by (B) the initial number of Subordinate Voting Shares subject to such Contract and (iii) if the Exchange Price per Subordinate Voting Share is less than or equal to the Initial Price, each Seller will be obligated to deliver under its contract a number of Subordinate Voting Shares equal to the initial number of Subordinate Voting Shares subject to such Contract. This provides the Trust with the opportunity to share in the appreciation, if any, of the Subordinate Voting Shares above the Threshold Appreciation Price. Each Seller has the right to deliver cash in lieu of all (but not part) of its Subordinate Voting Shares delivery obligation. The purchase price under the Contracts is equal to US$21.345 per Subordinate Voting Share and US$67,235,404 in the aggregate and is payable to the Sellers by the Trust on the closing of this offering.

     The obligations of each Seller under its Contract will be secured by a pledge of one Subordinate Voting Share (or, in the case of any holder of multiple voting shares of the Company ("Multiple Voting Shares"), either one Subordinate Voting Share or one Multiple Voting Share) for each share subject to the Contract or, at the election of such Seller, by substitute collateral consisting of U.S. Government securities. See "Investment Objectives and Policies -- The Contracts -- Collateral Requirements of the Contracts; Acceleration."

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

     There are no regulations, published rulings or judicial decisions addressing the characterization for federal income tax purposes of securities with terms substantially the same as the DECS. The Trust intends to treat a DECS for U.S. federal income tax purposes as a beneficial interest in a grantor trust owned solely by the present and future Holders of DECS that holds the Treasury Securities and Contracts, and to report Holders' income to the Internal Revenue Service in accordance with this treatment. Under this approach, the tax consequences of holding a DECS will be as described below and as described in "Certain United States Federal Income Tax Considerations." Prospective investors in the DECS should be aware that the Internal Revenue Service might take a different view as to the proper characterization of the DECS and of the tax consequences to a Holder.

     The Treasury Securities held by the Trust will be treated for U.S. federal income tax purposes as having "original issue discount" that will accrue over the term of the Treasury Securities. It is currently anticipated that a substantial portion of each quarterly cash distribution to the Holders will be treated as a tax-free return of the Holders' costs of the Treasury Securities and therefore will not be considered current income for U.S. federal income tax purposes. However, a Holder (whether on the cash or accrual method of tax accounting) must recognize currently as income original issue discount on the Treasury Securities as it accrues.

     A Holder will not recognize income, gain or loss upon the Trust's entry into the Contracts and should not recognize income, gain or loss with respect to the Contracts over their term. Prospective investors in the DECS should be aware that it is possible that the Internal Revenue Service will assert that a Holder should include in income over the term of the Contracts additional amounts which together with the original issue discount on such Holder's pro rata portion of the Treasury Securities may exceed the aggregate amount of the quarterly cash distributions to such Holder. See "Certain United States Federal Income Tax Considerations."

     The delivery of Subordinate Voting Shares to the Trust pursuant to the Contracts will not be taxable to the Holders. The distribution of Subordinate Voting Shares upon the termination of the Trust will not be taxable to the Holders. A Holder will have taxable gain or loss upon receipt of cash in lieu of fractional Subordinate Voting Shares distributed upon termination of the Trust. Each Holder's aggregate basis in its Subordinate Voting Shares will be equal to its basis in its pro rata portion of the Contracts less the portion of such basis allocable to pay any fractional Subordinate Voting Shares for which cash is received. A Holder will have taxable gain or loss upon receipt of cash, if any, upon dissolution of the Trust or if a Seller elects to exercise the Cash Delivery Option and satisfy its obligations under the Contract with cash.

THE COMPANY

     The Company is one of North America's largest extruders of polyvinylchloride (PVC) building products, serving the renovation/remodeling and new construction markets. The Company is an innovative, technology-based growth company and believes it is a low-cost producer in its industry. The Company's building products include custom profiles (primarily used for window frames), vertical blinds, siding, pipe and doors. Through its building technologies group, the Company also manufactures The Royal Building System(TM), foundations, garages and sheds. The Company operates over 80 wholly owned or joint venture businesses, primarily in Canada and the United States, with additional facilities in Argentina, Colombia, Italy and Mexico.

     Attached hereto is a prospectus of the Company which describes the Company and the Subordinate Voting Shares that may be delivered to the Trust by the Sellers, and by the Trust to the Holders, at the Exchange Date or upon earlier acceleration of a Contract. The Company is not affiliated with the Trust, will not receive any of the proceeds from the sale of the DECS and will have no obligations with respect to the DECS or the Contracts. THE PROSPECTUS OF THE COMPANY IS BEING ATTACHED HERETO AND DELIVERED TO PROSPECTIVE PURCHASERS OF DECS TOGETHER WITH THIS PROSPECTUS FOR CONVENIENCE OF REFERENCE ONLY. THE PROSPECTUS OF THE COMPANY DOES NOT CONSTITUTE A PART OF THIS PROSPECTUS, NOR IS IT INCORPORATED BY REFERENCE HEREIN.

MANAGEMENT AND ADMINISTRATION OF THE TRUST

     The Trust will be internally managed and will not have an investment adviser. The administration of the Trust will be overseen by three Trustees. The day-to-day administration of the Trust will be carried out by The Bank of New York (or its successor) as trust administrator (the "Administrator"). The Bank of New York (or its successor) will also act as custodian for the Trust's assets (the "Custodian") and as paying agent, registrar and transfer agent (the "Paying Agent") with respect to the DECS. Except as aforesaid, and except for its role as Collateral Agent under the Collateral Agreements between each Seller, the Trust and the Collateral Agent (see "Investment Objectives and Policies -- The Contracts -- Collateral Requirements of the Contracts; Acceleration"), The Bank of New York has no other affiliation with, and is not engaged in any other transaction with, the Trust.

TERM OF THE TRUST

     The Trust will terminate automatically on or shortly after the Exchange Date, except that the Trust may expire prior to such date under certain limited circumstances. Promptly after the Exchange Date the Subordinate Voting Shares delivered under the Contracts (or the equivalent amount of cash, to the extent any Seller exercises its cash settlement option) and other remaining Trust assets, if any, will be distributed pro rata to Holders. See "Investment Objectives and Policies -- Trust Termination."

RISK FACTORS

     The Trust has adopted a policy that the Contracts may not be disposed of during the term of the Trust and that the Treasury Securities held by the Trust may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust except upon the acceleration of one or more Contracts as described herein. The Trust will continue to hold the Contracts despite any significant decline in the market price of the Subordinate Voting Shares or adverse changes in the financial condition of the Company.

     The yield on the DECS is higher than the current dividend yield on the Subordinate Voting Shares, which currently do not pay dividends. However, there is no assurance that the yield on the DECS will be higher than the dividend yield on the Subordinate Voting Shares over the term of the Trust.

     The Amount Receivable at the Exchange Date is not fixed, but is based on the market price of the Subordinate Voting Shares as reflected in the Exchange Rate. There can be no assurance that the Amount Receivable at the Exchange Date will be equal to or greater than the Initial Price of the DECS. If the Exchange Price is less than the Initial Price, the Amount Receivable at the Exchange Date will generally be less than the amount paid for the DECS, in which case an investment in DECS will result in a loss and, if the Company became insolvent or bankrupt, could result in a total loss. Holders of the DECS, therefore, bear the full risk of a decline in the value of the Subordinate Voting Shares prior to the Exchange Date.

     In addition, the opportunity for equity appreciation afforded by an investment in the DECS is less than the opportunity for equity appreciation afforded by a direct investment in the Subordinate Voting Shares because the Amount Receivable at the Exchange Date will generally exceed the Initial Price only if the Exchange Price exceeds the Threshold Appreciation Price, which represents an appreciation of 23% over the Initial Price. Moreover, Holders will be entitled to receive at the Exchange Date only 81.30% of any appreciation of the value of the Subordinate Voting Shares in excess of the Threshold Appreciation Price. Because the market price of the Subordinate Voting Shares are subject to market fluctuations, the Amount Receivable at the Exchange Date may be more or less than the Initial Price of the DECS. Additionally, because the Exchange Price is generally determined based on a 20-Trading Day average, the value of a Subordinate Voting Share distributed on the Exchange Date may be more or less than the Exchange Price used to determine the Amount Receivable at the Exchange Date.

     The Trust is classified as a "non-diversified" investment company under the Investment Company Act. Consequently, the Trust is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. Since the only securities held by the Trust will be the Treasury Securities and the Contracts, the Trust may be subject to greater risk than would be the case for an investment company with more diversified investments.

     The trading prices of the DECS in the secondary market will be directly affected by the trading prices of the Subordinate Voting Shares in the secondary market. Trading prices of the Subordinate Voting Shares will be influenced by the Company's operating results and prospects and by economic, financial and other factors and market conditions.

     Holders of the DECS will not be entitled to any rights with respect to the Subordinate Voting Shares (including, without limitation, voting rights and rights to receive any dividends or other distributions in respect thereof) unless and until such time, if any, as the Sellers deliver Subordinate Voting Shares to the Trust pursuant to the Contracts and the Trust has distributed such shares to the Holders.

     Under Canadian insolvency law, in the event an insolvent entity attempts to reorganize thereunder, the stay provisions of such laws may apply to the Contracts and consequently prevent the liquidation of the Subordinate Voting Shares or Multiple Voting Shares pledged as collateral by the insolvent Seller under the related Collateral Agreement. Furthermore, under Canadian insolvency law, it is possible, at the discretion of the court, for the businesses of related entities to be "substantively consolidated" and treated as one entity for insolvency reorganization and bankruptcy purposes or for the stay granted to one entity to be extended to closely interrelated entities. Accordingly, the bankruptcy of a Seller could adversely affect the timing of settlement and, as a result, the amount received by the Holders in respect of the DECS.

LISTING

     The DECS have been approved for listing on the New York Stock Exchange ("NYSE") under the symbol "RYD," subject to official notice of issuance.

                               FEES AND EXPENSES

     In light of the fact that proceeds from the sale of the DECS will be used by the Trust to purchase the Contracts from the Sellers, the Underwriting Agreement provides that the Sellers will pay to the Underwriter as compensation US$0.79125 per DECS, including in respect of DECS previously purchased by Salomon and offered hereby. See "Underwriting." Estimated organization costs of the Trust in the amount of US$10,000 and estimated costs of the Trust in connection with the initial registration and public offering of the DECS in the amount of approximately US$160,000 will be paid by Salomon at the closing of this offering. In addition, each of the Administrator, the Custodian and the Paying Agent, and each Trustee will be paid by Salomon at the closing of this offering a one-time, up-front amount in respect of its ongoing fees and, in the case of the Administrator, anticipated expenses of the Trust (estimated to be US$286,000 in the aggregate) over the term of the Trust. Salomon has agreed to pay any on-going expenses of the Trust in excess of these estimated amounts and to reimburse the Trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrator, the Custodian or the Paying Agent. Salomon will be reimbursed by the Sellers for expenses of the Trust and reimbursements of indemnifications paid by it as provided in the Underwriting Agreement and the Reimbursement Agreement. See "Management and Administration of the Trust -- Estimated Expenses."

     Regulations of the Securities and Exchange Commission (the "Commission") applicable to closed-end investment companies designed to assist investors in understanding the costs and expenses that an investor will bear directly or indirectly require the presentation of Trust expenses in the following format. Because the Trust will not bear any ongoing fees or expenses, investors will not bear any direct expenses. The only expenses that an investor might be considered to be bearing indirectly are (a) the Underwriter's compensation payable by the Sellers with respect to such investor's DECS and (b) the ongoing expenses of the Trust (including fees of the Administrator, Custodian, Paying Agent and Trustees), estimated at US$95,333 per year in the aggregate, payable by Salomon at the closing of the offering.

Investor Transaction Expenses
  Sales Load (as a percentage of offering price)................................         3%
                                                                                     ======
Annual Expenses
  Management Fees...............................................................         0%
  Other Expenses (after reimbursement by the Sellers)*..........................         0%
                                                                                     ------
     Total Annual Expenses*.....................................................         0%
                                                                                     ======

---------------

* Absent the reimbursement, the Trust's "total annual expenses" would be equal to approximately 0.11% of the Trust's average net assets.

     Commission regulations also require that closed-end investment companies present an illustration of cumulative expenses (both direct and indirect) that an investor would bear. The example is required to factor in the applicable Sales Load and to assume, in addition to a 5% annual return, the reinvestment of all distributions at net asset value. INVESTORS SHOULD NOTE THAT THE ASSUMPTION OF A 5% ANNUAL RETURN DOES NOT ACCURATELY REFLECT THE FINANCIAL TERMS OF THE TRUST. SEE "INVESTMENT OBJECTIVES AND POLICIES -- TRUST ASSETS." ADDITIONALLY, THE TRUST DOES NOT PERMIT THE REINVESTMENT OF DISTRIBUTIONS.

                                                                       1 YEAR       3 YEARS
                                                                      --------      --------
You would pay the following expenses (i.e., the applicable sales load and allocable portion of ongoing expenses paid by Salomon and the Sellers) on a US$1,000 investment, assuming a 5% annual
  return.........................................................     US$33.44      US$33.44

                                   THE TRUST

     DECS Trust II is a newly organized Delaware business trust that is registered as a closed-end management investment company under the Investment Company Act. The Trust was formed on September 2, 1997 pursuant to a Declaration of Trust dated as of September 2, 1997, as amended and restated in its entirety by the Amended and Restated Declaration of Trust, dated as of October 22, 1997, among the Trustees, Salomon Brothers Inc, the initial trustee and the initial sponsor (as so amended and restated, the "Declaration of Trust"). The term of the Trust will expire on or shortly after November 15, 2000, except that the Trust may be dissolved prior to such date under certain limited circumstances. The address of the Trust is c/o Puglisi & Associates, 805 Library Avenue, Suite 204, Newark, Delaware 19715 (telephone number: (302) 738-6680).

                                USE OF PROCEEDS

     The net proceeds of this offering received by the Trust, together with the proceeds of DECS previously sold by the Trust to Salomon, will be used on or shortly after the date on which this offering is completed to purchase a fixed portfolio comprised of a series of zero-coupon U.S. Treasury securities maturing quarterly during the term of the Trust and to pay the purchase price under the Contracts to the Sellers.

                       INVESTMENT OBJECTIVES AND POLICIES

TRUST ASSETS

     The Trust's investment objectives are to provide Holders with a quarterly distribution of US$0.45332 per DECS on each Distribution Date during the term of the Trust (representing the pro rata portion of the quarterly distributions in respect of the maturing Treasury Securities held by the Trust) and to provide Holders, at the Exchange Date, a number of Subordinate Voting Shares at the Exchange Rate (as defined below) or, to the extent that some or all of the Sellers elect the Cash Delivery Option (as defined below), an amount in cash equal to the Exchange Price (as defined below) of all or part thereof. On or prior to the 25th Business Day prior to the Exchange Date, each of the Sellers will be obligated to notify the Trust concerning its exercise of the Cash Delivery Option, and the Trust in turn will notify The Depository Trust Company and publish a notice in a daily newspaper of national circulation stating whether Holders of DECS will receive Subordinate Voting Shares, cash or a combination thereof and, if a combination of Subordinate Voting Shares and cash, the relative proportion of each. See "-- The Contracts -- General" below. "Business Day" means any day that is not a Saturday, a Sunday or a day on which the NYSE or banking institutions or trust companies in The City of New York are authorized or obligated by law or executive order to close.

     The "Exchange Rate" is equal to, subject to certain adjustments, (a) if the Exchange Price (as defined below) is greater than the Threshold Appreciation Price, 0.8130 Subordinate Voting Shares per DECS, (b) if the Exchange Price is less than the Threshold Appreciation Price but is greater than or equal to the Initial Price, a fraction, equal to the Initial Price divided by the Exchange Price, of one Subordinate Voting Share per DECS and (c) if the Exchange Price is less than or equal to the Initial Price, one Subordinate Voting Share per DECS. Accordingly, the value of the Subordinate Voting Shares to be received by Holders of the DECS (or, as discussed below, the cash equivalent to be received in lieu of such Subordinate Voting Shares) at the Exchange Date will not necessarily equal the Initial Price of the DECS. The numbers of Subordinate Voting Shares per DECS specified in clauses (a), (b) and (c) of the Exchange Rate are hereinafter referred to as the "Share Components." Any Subordinate Voting Shares delivered by the Trust to the Holders of the DECS that are not affiliated with the Company will be free of any transfer restrictions and the Holders of the DECS will be responsible for the payment of any and all brokerage costs upon the subsequent sale of such shares. Holders otherwise entitled to receive fractional shares in respect of their aggregate holdings of DECS will receive cash in lieu thereof. See "-- Delivery of Subordinate Voting Shares and Reported Securities; No Fractional Subordinate Voting

Shares or Reported Securities" below. Notwithstanding the foregoing, (i) in the case of certain dilution events, the Exchange Rate will be subject to adjustment and (ii) in the case of certain adjustment events, the consideration received by Holders at the Exchange Date will be cash or Reported Securities (as defined herein) or a combination thereof, rather than (or in addition to) Subordinate Voting Shares. See "-- The Contracts -- Dilution Adjustments; Adjustment Events" below.

     The Trust has adopted a fundamental policy to invest at least 65% of its portfolio in the Contracts. The Contracts will comprise approximately 81% of the Trust's initial assets. The Trust has also adopted a fundamental policy that the Contracts may not be disposed of during the term of the Trust and that the Treasury Securities held by the Trust may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust except for the partial liquidation of Treasury Securities following acceleration of any Contract as described below under "-- The Treasury Securities." The foregoing fundamental policies of the Trust may not be changed without the vote of a majority in interest of the Holders. A "majority in interest of the Holders" means the lesser of (i) 67% of the DECS represented at a meeting at which more than 50% of the outstanding DECS are represented and (ii) more than 50% of the outstanding DECS.

     The "Exchange Price" means the average Closing Price per Subordinate Voting Share on the 20 Trading Days immediately prior to (but not including) the Exchange Date; provided, however, that if there are not 20 Trading Days for the Subordinate Voting Shares occurring later than the 60th calendar day immediately prior to, but not including, the Exchange Date, the Exchange Price shall be defined as the market value per share of the Subordinate Voting Shares as of the Exchange Date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator. The "Closing Price" of any security on any date of determination means (i) the closing sale price (or, if no closing price is reported, the last reported sale price) of such security (regular way) on the NYSE on such date, (ii) if such security is not listed for trading on the NYSE on any such date, the closing sale price (or, if no closing sale price is reported, the last reported sale price) of such security (regular way) on the principal Canadian securities exchange on which such security is listed, (iii) if such security is not listed for trading on a Canadian securities exchange on any such date, as reported in the composite transactions for the principal United States securities exchange on which such security is so listed, (iv) if such security is not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market, (v) if such security is not so reported, the last quoted bid price for such security in the over-the-counter market as reported by the National Quotation Bureau or similar organization or (vi) if such security is not so quoted, the average of the mid-point of the last bid and ask prices for such security from at least three nationally recognized investment banking firms selected by the Administrator for such purpose. The Closing Price will be expressed in U.S. Dollars. A "Trading Day" is defined as a day on which the security the Closing Price of which is being determined (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of such security; provided, however, that with respect to any security the Closing Price of which is determined pursuant to clause (ii) of the definition of "Closing Price," the references to "national or regional securities exchange or association" shall be deemed to refer to such exchanges or associations in Canada.

     For illustrative purposes only, the following chart shows the number of Subordinate Voting Shares or the amount of cash that a Holder would receive for each DECS at various Exchange Prices. The chart assumes that there would be no adjustments to the Exchange Rate by reason of the occurrence of any of the events described under "-- The Contracts -- Dilution Adjustments; Adjustment Events" below, that no Contracts will be accelerated and that either no Sellers exercise the Cash Delivery Option or all Sellers do. There can be no assurance that the Exchange Price will be within the range set forth below. Given the Initial Price of US$26.375 per DECS and the Threshold Appreciation Price of US$32.44, a Holder would receive at the Exchange Date the following number of Subordinate Voting Shares or amount of cash (if all Sellers exercise the Cash Delivery Option) per DECS:

         EXCHANGE PRICE OF                  NUMBER OF
     SUBORDINATE VOTING SHARES      SUBORDINATE VOTING SHARES      AMOUNT OF CASH
     -------------------------      -------------------------      --------------
              US$25.000                       1.0000                   US$25.000
                 26.375                       1.0000                      26.375
                 30.000                       0.8792                      26.375
                 32.440                       0.8130                      26.375
                 35.000                       0.8130                      28.455

     As the foregoing chart illustrates, if at the Exchange Date, the Exchange Price is greater than US$32.44, the Trust will be obligated to deliver 0.8130 Subordinate Voting Shares per DECS, resulting in the DECS Holder receiving only 81.30, percent of the appreciation in market value above US$32.44. If at the Exchange Date, the Exchange Price is greater than US$26.375 and less than or equal to US$32.44, the Trust will be obligated to deliver only a fraction of a Subordinate Voting Share having a value at the Exchange Price equal to US$26.375, resulting in the DECS Holder receiving none of the appreciation in market value. If at the Exchange Date, the Exchange Price is less than or equal to US$26.375, the Trust will be obligated to deliver one Subordinate Voting Share per DECS, regardless of the market price of such share, resulting in the DECS Holder realizing the entire loss on the decline in market value of the Subordinate Voting Shares.

     The following table sets forth information regarding the distributions to be received on the Treasury Securities held by the Trust, the portion of each year's distributions that will constitute a return of capital for U.S. federal income tax purposes and the amount of original issue discount accruing on the Treasury Securities with respect to a Holder who acquires its DECS at the issue price from the Underwriter in the original offering. See "Certain United States Federal Income Tax Considerations."

                                                    ANNUAL GROSS                               ANNUAL INCLUSION
                            ANNUAL GROSS         DISTRIBUTIONS FROM                           OF ORIGINAL ISSUE
                         DISTRIBUTIONS FROM      TREASURY SECURITIES     ANNUAL RETURN OF     DISCOUNT IN INCOME
        YEAR             TREASURY SECURITIES          PER DECS           CAPITAL PER DECS          PER DECS
---------------------    -------------------     -------------------     ----------------     ------------------
1997.................       US$         0             US$     0             US$      0            US$ 0.0445
1998.................           5,918,097                1.8788                 1.8144                0.2345
1999.................           5,711,836                1.8133                 1.6543                0.1461
2000.................           5,711,836                1.8133                 1.5614                0.0502

     The annual distribution of US$1.81328 per DECS is payable quarterly on each February 15, May 15, August 15 and November 15 (or, if any such date is not a Business Day, on the next succeeding Business Day), commencing February 15, 1998. Quarterly distributions on the DECS will consist solely of the cash received from the Treasury Securities. The Trust will not be entitled to any dividends that may be declared on the Subordinate Voting Shares.

ENHANCED YIELD; LESS POTENTIAL FOR EQUITY APPRECIATION THAN SUBORDINATE VOTING SHARES;
NO DEPRECIATION PROTECTION

     The yield on the DECS is higher than the current dividend yield on the Subordinate Voting Shares, which currently do not pay dividends. However, there is no assurance that the yield on the DECS will be higher than the dividend yield on the Subordinate Voting Shares over the term of the Trust. In addition, the opportunity for equity appreciation afforded by an investment in the DECS is less than the opportunity for equity appreciation afforded by a direct investment in the Subordinate Voting Shares because the Amount Receivable at the Exchange Date will generally exceed the Initial Price only if the Exchange Price exceeds the Threshold Appreciation Price (which represents an appreciation of 23% over the Initial Price) and because Holders will be entitled to receive at the Exchange Date only 81.30% (the percentage equal to the Initial Price divided by the Threshold Appreciation Price) of any appreciation of the value of the Subordinate Voting Shares in excess of the Threshold Appreciation Price. Moreover, Holders of DECS will realize the entire decline in value if the Exchange Price on the Exchange Date is less than the Initial Price. Additionally, because the Exchange Price is generally determined based on a 20-Trading Day average, the value of a Subordinate Voting Share distributed on the Exchange Date may be more or less than the Exchange Price used to determine the Amount Receivable at the Exchange Date.

THE COMPANY

     The Company is one of North America's largest extruders of polyvinylchloride (PVC) building products, serving the renovation/remodeling and new construction markets. The Company is an innovative, technology-based growth company and believes it is a low-cost producer in its industry. The Company's building products include custom profiles (primarily used for window frames), vertical blinds, siding, pipe and doors. Through its building technologies group, the Company also manufactures The Royal Building System, foundations, garages and sheds. The Company operates over 80 wholly owned or joint venture businesses, primarily in Canada and the United States, with additional facilities in Argentina, Colombia, Italy and Mexico.

     Holders will not be entitled to rights with respect to the Subordinate Voting Shares (including, without limitation, voting rights and rights to receive dividends or other distributions in respect thereof) unless and until such time, if any, as the Sellers deliver Subordinate Voting Shares to the Trust pursuant to the Contracts and the Trust has distributed such shares to the Holders.

     Attached hereto is a prospectus of the Company which describes the Company and the Subordinate Voting Shares that may be delivered to the Trust by the Sellers, and by the Trust to the Holders, at the Exchange Date or upon earlier acceleration of a Contract.

     The Subordinate Voting Shares are traded on the NYSE, the TSE and The Montreal Exchange. The following table sets forth, for the indicated periods, the reported high and low sales prices of the Subordinate Voting Shares on the NYSE Composite Tape and the TSE. The Company has paid no cash dividends per Subordinate Voting Share since the Company's initial public offering in November 1994.

                                                                          PRICE RANGE
                                                                    ------------------------
                 THE NEW YORK STOCK EXCHANGE:                         HIGH            LOW
                                                                    ---------      ---------
                                                                             (US$)
1996
Second Quarter (commenced trading April 1, 1996)...............      US$16.50       US$14.25
Third Quarter..................................................         17.63          13.75
Fourth Quarter.................................................         19.38          16.75
1997
First Quarter..................................................         22.25          18.00
Second Quarter.................................................         27.25          19.63
Third Quarter..................................................         30.75          25.00
Fourth Quarter (through October 29, 1997)......................         30.13          22.00

                                                                          PRICE RANGE
                                                                    ------------------------
                  THE TORONTO STOCK EXCHANGE:                         HIGH            LOW
                                                                    ---------      ---------
                                                                             (CDN$)
1996
First Quarter..................................................     Cdn$22.63      Cdn$19.88
Second Quarter.................................................         22.15          19.40
Third Quarter..................................................         23.85          19.05
Fourth Quarter.................................................         25.95          23.05
1997
First Quarter..................................................         30.50          24.90
Second Quarter.................................................         37.40          27.40
Third Quarter..................................................         42.60          34.35
Fourth Quarter (through October 29, 1997)......................         41.00          30.00

     The Company is not affiliated with the Trust, will not receive any of the proceeds from the sale of the DECS and will have no obligations with respect to the DECS or the Contracts. This Prospectus relates only to the DECS offered hereby and does not relate to the Company or the Subordinate Voting Shares. The Company has filed a registration statement on Form F-10 with the Commission with respect to the Subordinate Voting Shares that may be delivered to the Trust by the Sellers, and by the Trust to the Holders of DECS, at the Exchange Date or upon earlier acceleration of a Contract. The prospectus of the Company constituting a part of such registration statement includes information relating to the Company and Subordinate Voting Shares, including certain risk factors relevant to an investment in Subordinate Voting Shares. THE PROSPECTUS OF THE COMPANY IS BEING ATTACHED HERETO AND DELIVERED TO PROSPECTIVE PURCHASERS OF DECS TOGETHER WITH THIS PROSPECTUS FOR CONVENIENCE OF REFERENCE ONLY. THE PROSPECTUS OF THE COMPANY DOES NOT CONSTITUTE A PART OF THIS PROSPECTUS, NOR IS IT INCORPORATED BY REFERENCE HEREIN.

THE CONTRACTS

     General. The Trust will enter into one or more Contracts with the Sellers obligating each Seller, severally and not jointly, at the Exchange Date to deliver to the Trust a number of Subordinate Voting Shares equal to the initial number of Subordinate Voting Shares subject to such Seller's Contract multiplied by the Exchange Rate. The Exchange Rate is equal to, subject to adjustment as described in "-- Dilution Adjustments; Adjustment Events" below, (i) if the Exchange Price per Subordinate Voting Share is greater than the Threshold Appreciation Price, 0.8130, (ii) if the Exchange Price per Subordinate Voting Share is less than or equal to the Threshold Appreciation Price but greater than the Initial Price, the Initial Price divided by the Exchange Price and (iii) if the Exchange Price per Subordinate Voting Share is less than or equal to the Initial Price, one. The purchase price under the Contracts is equal to US$21.345 per Subordinate Voting Share and US$67,235,404 in the aggregate and is payable to the Sellers by the Trust on the closing of this offering. The purchase price of the Contracts was arrived at by arm's length negotiations between the Trust and the Sellers taking into consideration factors including the price, expected dividend level and volatility of the Subordinate Voting Shares, current interest rates, the term of the Contracts, current market volatility generally, the collateral security pledged by the Sellers, the value of other similar instruments and the costs and anticipated proceeds of the offering of the DECS. All matters relating to the administration of the Contracts will be the responsibility of either the Trust's Administrator or Custodian.

     Although it is the Sellers' current intention to deliver Subordinate Voting Shares at the Exchange Date, each Seller may, at its option, deliver cash in lieu of delivering all, but not less than all, of the Subordinate Voting Shares otherwise deliverable by it on the Exchange Date (the "Cash Delivery Option"), except where such delivery would violate applicable state law. The amount of cash deliverable by a Seller upon the exercise of the Cash Delivery Option will be equal to the product of the number of Subordinate Voting Shares otherwise deliverable by such Seller on the Exchange Date multiplied by the Exchange Price. On or prior to the 25th Business Day prior to the Exchange Date, each of the Sellers will be obligated to notify the Trust concerning its exercise of the Cash Delivery Option, and the Trust in turn will notify The Depository Trust Company and publish a notice in a daily newspaper of national circulation stating whether the Holders of DECS will receive Subordinate Voting Shares, cash or a combination thereof and, if a combination of Subordinate Voting Shares and cash, the relative proportion of each.

     Dilution Adjustments; Adjustment Events. The Exchange Rate is subject to adjustment if the Company shall (i) pay a stock dividend or make a distribution, in either case, with respect to Subordinate Voting Shares in Subordinate Voting Shares, (ii) subdivide or split its outstanding Subordinate Voting Shares, (iii) combine its outstanding Subordinate Voting Shares into a smaller number of shares, (iv) issue by reclassification (other than a reclassification pursuant to clause (ii), (iii), (iv) or (v) of the definition of Adjustment Event below) of its Subordinate Voting Shares any other equity securities of the Company or
(v) issue rights or warrants (other than rights to purchase Subordinate Voting Shares pursuant to a plan for the reinvestment of dividends or interest) to all holders of Subordinate Voting Shares entitling them to subscribe for or purchase Subordinate Voting Shares at a price per share less than the Market Price (as defined below) of the Subordinate Voting Shares on the Business Day next following the record date for the determination of holders of Subordinate Voting Shares entitled to receive such rights or warrants.

     In the case of the events referred to in clauses (i), (ii), (iii) and (iv) above, the Exchange Rate shall be adjusted by adjusting each of the Share Components of the Exchange Rate in effect immediately prior to such event so that the Trust will be entitled to receive at the Exchange Date, with respect to each Contract, the number of Subordinate Voting Shares (or, in the case of a reclassification referred to in clause (iv) above, the number of other equity securities of the Company issued pursuant thereto) which it would have owned or been entitled to receive immediately following such event had the Exchange Date occurred immediately prior to such event or any record date with respect thereto. In the case of the event referred to in clause (v) above, the Exchange Rate shall be adjusted by multiplying each of the Share Components of the Exchange Rate in effect on the record date for the issuance of the rights or warrants referred to in clause (v) above, by a fraction, of which the numerator shall be (A) the number of Subordinate Voting Shares outstanding on the record date for the issuance of such rights or warrants plus (B) the number of additional Subordinate Voting Shares offered for subscription or purchase pursuant to such rights or warrants, and of which the denominator shall be (x) the number of Subordinate Voting Shares outstanding on the record date for the issuance of such rights or warrants plus (y) the number specified in clause (B) above multiplied by the quotient of the exercise price of such rights or warrants divided by the Market Price of the Subordinate Voting Shares on the Business Day next following the record date for the determination of holders of Subordinate Voting Shares entitled to receive such rights or warrants. To the extent that such rights or warrants expire prior to the Exchange Date of the DECS and Subordinate Voting Shares are not delivered pursuant to such rights or warrants prior to such expiration, the Exchange Rate shall be readjusted to the Exchange Rate which would then be in effect had such adjustments for the issuance of such rights or warrants been made upon the basis of delivery of only the number of Subordinate Voting Shares actually delivered pursuant to such rights or warrants. For purposes of this paragraph, dividends will be deemed to be paid as of the record date for such dividend. "Market Price" means, as of any date of determination, the average Closing Price per Subordinate Voting Share on the 20 Trading Days immediately prior to (but not including) the date of determination; provided, however, that if there are not 20 Trading Days for the Subordinate Voting Shares occurring later than the 60th calendar day immediately prior to, but not including, such date, the Market Price shall be determined as the market value per Subordinate Voting Share as of such date as determined by a nationally recognized investment banking firm retained for such purpose by the Administrator. All adjustments to the Exchange Rate will be calculated to the nearest 1/10,000th of a Subordinate Voting Share (or, if there is not a nearest 1/10,000th of a share, to the next higher 1/10,000th of a share). No adjustment in the Exchange Rate shall be required unless such adjustment would require an increase or decrease of at least one percent therein; provided, however, that any adjustments which by reason of the foregoing are not required to be made shall be carried forward and taken into account in any subsequent adjustment. If an adjustment is made to the Exchange Rate pursuant to clauses (i), (ii), (iii),
(iv) or (v) above, an adjustment will also be made to the Exchange Price as such term is used throughout the definition of Exchange Rate. The required adjustment to the

Exchange Price shall be made at the Exchange Date by multiplying the Exchange Price by the cumulative number or fraction determined pursuant to the Exchange Rate adjustment procedure described above. In the case of the reclassification of any Subordinate Voting Shares into any equity securities of the Company other than the Subordinate Voting Shares, such equity securities shall be deemed Subordinate Voting Shares for all purposes. Each such adjustment to the Exchange Rate and the Exchange Price shall be made successively.

     In the event of (i) any dividend or distribution by the Company to all holders of Subordinate Voting Shares of evidences of its indebtedness or other assets (excluding any dividends or distributions referred to in clause (i) of the first paragraph under the caption "-- Dilution Adjustments; Adjustment Events," any equity securities issued pursuant to a reclassification referred to in clause (iv) of such paragraph and any Ordinary Cash Dividends (as defined below)) or any issuance by the Company to all holders of Subordinate Voting Shares of rights or warrants to subscribe for or purchase any of its securities (other than rights or warrants referred to in clause (v) of the first paragraph under the caption "-- Dilution Adjustments; Adjustment Events"), (ii) any consolidation, merger, amalgamation or plan of arrangement of the Company with or into another entity (other than a merger, consolidation, amalgamation or plan of arrangement in which the Company is the continuing corporation or is not one of the amalgamating corporations and in which the Subordinate Voting Shares outstanding immediately prior to the merger, consolidation, amalgamation or plan of arrangement are not exchanged for cash, securities or other property of the Company or another corporation or the corporation continuing from such amalgamation or plan of arrangement), (iii) any sale, transfer, lease or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, (iv) any statutory exchange of securities of the Company with another corporation (other than in connection with a merger or acquisition) or (v) any liquidation, dissolution or winding up of the Company (any such event, an "Adjustment Event"), each Seller will be obligated to deliver at the Exchange Date, in lieu of or (in the case of an Adjustment Event described in clause (i) above) in addition to, Subordinate Voting Shares as described above, cash in an amount equal to (A) if the Exchange Price is greater than the Threshold Appreciation Price, multiplied by the Transaction Value (as defined below), (B) if the Exchange Price is less than or equal to the Threshold Appreciation Price but is greater than the Initial Price, the product of (x) the Initial Price divided by the Exchange Price multiplied by (y) the Transaction Value and (C) if the Exchange Price is less than or equal to the Initial Price, the Transaction Value. Following an Adjustment Event, the Exchange Price, as such term is used in this paragraph and throughout the definition of Exchange Rate, shall be deemed to equal (A) if Subordinate Voting Shares are outstanding at the Exchange Date, the Exchange Price of the Subordinate Voting Shares, as adjusted pursuant to the method set forth in the preceding paragraph, otherwise zero, plus (B) the Transaction Value.

     Notwithstanding the foregoing, with respect to any securities received in an Adjustment Event that (A) are (i) listed on a Canadian or United States national securities exchange, (ii) reported on a United States national securities system subject to last sale reporting, (iii) traded in the over-the-counter market and reported on the National Quotation Bureau or similar organization or (iv) for which bid and ask prices are available from at least three nationally recognized investment banking firms and (B) are either (x) perpetual equity securities or (y) non-perpetual equity or debt securities with a stated maturity after the Exchange Date of the DECS ("Reported Securities"), each Seller is obligated, in lieu of delivering cash in respect of such Reported Securities received in an Adjustment Event, to deliver a number of such Reported Securities with a value equal to all cash amounts that would otherwise be deliverable in respect of Reported Securities received in such Adjustment Event, as determined in accordance with clause (ii) of the definition of Transaction Value, unless such Seller has made an election to exercise the Cash Delivery Option or such Reported Securities have not yet been delivered to the holders entitled thereto following such Adjustment Event or any record date with respect thereto. If a Seller delivers any Reported
Securities, upon distribution thereof by the Trust to Holders of DECS, each Holder of a DECS will be responsible for the payment of any and all brokerage and other transaction costs upon the sale of such Reported Securities. If, following any Adjustment Event, any Reported Security ceases to qualify as a Reported Security, then (x) the Sellers shall not deliver such Reported Security but instead shall deliver an equivalent amount of cash and (y) notwithstanding clause (ii) of the definition of Transaction Value, the Transaction Value of such Reported Security shall mean the fair market value of such Reported Security on the date such security ceases to qualify as a Reported Security, as determined by a nationally recognized investment banking firm retained for this purpose by the Administrator.

     Because each DECS represents the Holder's right to receive a pro rata portion of the Subordinate Voting Shares or other assets delivered by the Sellers pursuant to the Contracts, the amount of cash and/or the kind and number of securities which the Holders of DECS are entitled to receive after an Adjustment Event shall be subject to adjustment following the date of such Adjustment Event in the same manner and upon the occurrence of the same type of events as described under this caption "-- Dilution Adjustments; Adjustment Events" with respect to Subordinate Voting Shares and the Company.

     For purposes of the foregoing, the term "Ordinary Cash Dividend" means, with respect to any consecutive 365-day period, any dividend with respect to Subordinate Voting Shares paid in cash to the extent that the amount of such dividend, together with the aggregate amount of all other dividends on the Subordinate Voting Shares paid in cash during such 365-day period, does not exceed on a per share basis 10% of the average of the Closing Prices of the Subordinate Voting Shares over such 365-day period.

     The term "Transaction Value" means (i) for any cash received in any Adjustment Event, the amount of cash received per Subordinate Voting Share, (ii) for any Reported Securities received in any Adjustment Event, an amount equal to
(x) the average Closing Price per security of such Reported Securities on the 20 Trading Days immediately prior to (but not including) the Exchange Date multiplied by (y) the number of such Reported Securities (as adjusted pursuant to the second preceding paragraph) received per Subordinate Voting Share and
(iii) for any property received in any Adjustment Event other than cash or such Reported Securities, an amount equal to the fair market value of the property received per Subordinate Voting Share on the date such property is received, as determined by a nationally recognized investment banking firm retained for this purpose by the Administrator; provided, however, that in the case of clause
(ii), (x) with respect to securities that are Reported Securities by virtue of only clause (iv) of the definition of Reported Securities above, Transaction Value with respect to any such Reported Security means the average of the mid-point of the last bid and ask prices for such Reported Security as of the Exchange Date from each of at least three nationally recognized investment banking firms retained for such purpose by the Administrator multiplied by the number of such Reported Securities (as adjusted pursuant to the method set forth in the third preceding paragraph) received per Subordinate Voting Share and (y) with respect to all other Reported Securities, if there are not 20 Trading Days for any particular Reported Security occurring after the 60th calendar day immediately prior to, but not including, the Exchange Date, Transaction Value with respect to such Reported Security means the market value per security of such Reported Security as of the Exchange Date as determined by a nationally recognized investment banking firm retained for such purpose by the Administrator multiplied by the number of such Reported Securities (as adjusted pursuant to the method set forth in the third preceding paragraph) received per Subordinate Voting Share. For purposes of calculating the Transaction Value, any cash, Reported Securities or other property receivable in an Adjustment Event shall be deemed to have been received immediately prior to the close of business on the record date for such Adjustment Event or, if there is no record date for such Adjustment Event, immediately prior to the close of business on the effective date of such Adjustment Event.

     No adjustments will be made for certain other events, such as offerings of Subordinate Voting Shares by the Company for cash or in connection with acquisitions. Likewise, no adjustments will be made for any sales of Subordinate Voting Shares or Multiple Voting Shares by the Sellers.

     Each Seller is required under its Contract to notify the Trust promptly upon becoming aware that an event that requires an adjustment to the Exchange Rate or an Adjustment Event is pending or has occurred. The Trust is required, within ten Business Days following the occurrence of an event that requires an adjustment to the Exchange Rate or the occurrence of an Adjustment Event (or, in either case, if the Trust is not aware of such occurrence, as soon as practicable after becoming so aware), to provide written notice to each Holder of DECS of the occurrence of such event including a statement in reasonable detail setting forth the method by which the adjustment to the Exchange Rate or change in the consideration to be received by Holders of DECS following the Adjustment Event was determined and setting forth the revised Exchange Rate or consideration, as the case may be; provided, however, that, in respect of any adjustment to the Exchange Price, such notice will only disclose the factor by which the Exchange Price is to be multiplied in order to determine which clause of the Exchange Rate definition will apply at the Exchange Date.

     Collateral Requirements of the Contracts; Acceleration. Each Seller's obligations under its Contract will be secured by a security interest in one Subordinate Voting Share or, in the case of the Principal Shareholder (as defined below), one Multiple Voting Share (the Subordinate Voting Shares and the Multiple Voting Shares together, the "Voting Shares") for each Subordinate Voting Share subject to such Contract (subject to adjustment in accordance with the dilution provisions of such Contract), pursuant to a Collateral Agreement among such Seller, the Trust and The Bank of New York, as collateral agent (the "Collateral Agent"). Unless a Seller is in default in its obligations under the Collateral Agreement, the Seller will be permitted to substitute for the pledged Voting Shares collateral consisting of short-term, direct obligations of the U.S. Government. Any U.S. Government obligations pledged as substitute collateral for Voting Shares will be required to have an aggregate market value at the time of substitution and at daily mark-to-market valuations thereafter of not less than 150% (or, from and after any Insufficiency Determination that shall not be cured by the close of business on the next business day thereafter, as described below, 200%) of the product of the market price of the Subordinate Voting Shares at the time of each valuation times the number of Voting Shares for which such obligations are being substituted. Each Collateral Agreement will provide that, in the event of an Adjustment Event, the relevant Seller will pledge as alternative collateral any Reported Securities, plus cash in an amount at least equal to the Transaction Value of any consideration other than Reported Securities, received by it in respect of the maximum number of Subordinate Voting Shares subject to such Seller's Contract at the time of the Adjustment Event. The number of Reported Securities required to be pledged shall be subject to adjustment if any event requiring a dilution adjustment under the Contracts shall occur. Each Seller will be permitted to substitute U.S. Government obligations for Reported Securities or cash pledged after any Adjustment Event. Any U.S. Government obligations so substituted will be required to have an aggregate market value at the time of substitution and at daily mark-to-market valuations thereafter of: (A) in the case of obligations substituted for pledged Reported Securities, not less than 150% (or, from and after any Insufficiency Determination that shall not be cured by the close of business on the next business day thereafter, as described below, 200%) of the product of the market price per security of Reported Securities at the time of each valuation times the number of Reported Securities for which such obligations are being substituted; and (B) in the case of obligations substituted for pledged cash, not less than 105% of the amount of cash for which such obligations are being substituted. The Collateral Agent will promptly pay over to each Seller any dividends, interest, principal or other payments received by the Collateral Agent in respect of any collateral, including any substitute collateral, unless the relevant Seller is in default of its obligations under its Collateral Agreement, or unless the payment of such amount to the relevant Seller would cause the collateral to become insufficient under the Collateral Agreement.

     If the Collateral Agent shall determine (an "Insufficiency Determination") that U.S. Government obligations pledged by any Seller as substitute collateral fail to meet the foregoing requirements at any valuation, or that such Seller has failed to pledge additional collateral required as a result of a dilution adjustment increasing the maximum number of Subordinate Voting Shares or Reported Securities subject to such Contract, and such failure shall not be cured by the close of business on the next business day after such Seller has been notified in writing of such determination, then, unless a Collateral Event of Default (as defined below) under such Collateral Agreement shall have occurred and be continuing, the Collateral Agent shall commence (i) sales of the collateral consisting of U.S. Government obligations and (ii) purchases, using the proceeds of such sales, of Subordinate Voting Shares or Reported Securities, in an amount sufficient to cause the collateral to meet the requirements under such Collateral Agreement. The Collateral Agent shall discontinue such sales and purchases if at any time a Collateral Event of Default under such Collateral Agreement shall have occurred and be continuing.

     The occurrence of a Collateral Event of Default (as defined below) under any Collateral Agreement, or the bankruptcy or insolvency of any Seller, will cause an automatic acceleration of such Seller's obligations under its Contract. A "Collateral Event of Default" under any Collateral Agreement shall mean, at any time, (A) if no U.S. Government obligations shall be pledged as substitute collateral at such time, failure of the collateral to consist of at least the maximum number of Voting Shares subject to the relevant Seller's Contract at such time (or, if an Adjustment Event shall have occurred at or prior to such time, failure of the collateral to include the amount of cash and the maximum number of any Reported Securities required to be pledged as described above); (B) if any U.S. Government obligations shall be pledged as substitute collateral for Voting Shares (or Reported Securities) at such time, failure of such U.S. Government obligations to have a market value at such time of at least 105% of the market price of the Subordinate Voting Shares (or the then-current market price per security of Reported Securities, as the case may be) times the difference between (x) the maximum number of Subordinate Voting Shares (or Reported Securities) subject to the relevant Seller's Contract at such time and (y) the number of Voting Shares (or Reported Securities) pledged as collateral at such time; and (C) if any U.S. Government obligations shall be pledged as substitute collateral for any cash at such time, failure of such U.S. Government obligations to have a market value at such time of at least 105% of such cash, if such failure shall not be cured within one Business Day after notice thereof is delivered to the relevant Seller.

     Except as described below, upon acceleration of any Seller's Contract, the Collateral Agent will to the extent permitted by law distribute to the Trust for distribution pro rata to the Holders, with respect to such Seller's Contract, the maximum number of Subordinate Voting Shares subject to such Contract, in the form of the Voting Shares then pledged by that Seller (with any Multiple Voting Shares pledged as collateral to be converted into Subordinate Voting Shares before any such distribution), or cash generated from the liquidation of U.S. Government obligations then pledged by that Seller, or a combination thereof (or, after an Adjustment Event, in the form of Reported Securities then pledged, cash then pledged, cash generated from the liquidation of U.S. Government obligations then pledged, or a combination thereof). In addition, in the event that by the Exchange Date any substitute collateral has not been replaced by Voting Shares (or, after an Adjustment Event, cash or Reported Securities) sufficient to meet the obligations under any Contract, the Collateral Agent will distribute to the Trust for distribution pro rata to the Holders, with respect to such Contract, the market value of the Subordinate Voting Shares required to be delivered thereunder, in the form of any Subordinate Voting Shares then pledged by the relevant Seller (any Multiple Voting Shares then pledged by such Seller being converted into Subordinate Voting Shares before any such distribution) plus cash generated from the liquidation of U.S. Government obligations then pledged by such Seller (or, after an Adjustment Event, the market value of the alternative consideration required to be delivered thereunder, in the form of any Reported Securities then pledged, plus any cash then pledged, plus cash generated from the liquidation of U.S. Government obligations then pledged).

     If upon acceleration of a Seller's Contract, such Seller is subject to a proceeding under the U.S. Bankruptcy Code, Canadian insolvency laws or similar laws, the Collateral Agent will to the extent permitted by law distribute to the Trust for distribution pro rata to the Holders, with respect to such Seller's Contract, a number of Subordinate Voting Shares, in the form of the Voting Shares then pledged by that Seller (any Multiple Voting Shares then pledged by such Seller being converted into Subordinate Voting Shares before any such distribution), or cash generated from the liquidation of U.S. Government obligations then pledged by that Seller, or a combination thereof (or, after an Adjustment Event, in the form of Reported Securities then pledged, cash then pledged, cash generated from the liquidation of U.S. Government obligations then pledged, or a combination thereof), with an aggregate value equal to such Seller's "Acceleration Value." The Acceleration Value will be determined by the Administrator on the basis of quotations from independent dealers. Each quotation will be for an amount that would be paid to the relevant dealer in consideration of an agreement that would have the effect of preserving the Trust's rights to receive the number of Subordinate Voting Shares (or, after an Adjustment Event, Reported Securities, cash or a combination thereof) subject to such Seller's Contract on the Exchange Date. The Administrator will request quotations from four nationally recognized independent dealers on or as soon as reasonably practicable following the date of acceleration. If four quotations are provided, the Acceleration Value will be the arithmetic mean of the two quotations remaining after disregarding the highest and lowest quotations. If two or three quotations are provided, the Acceleration Value will be the arithmetic mean of such quotations. If one quotation is provided, the Acceleration Value will be such quotation. If no quotations are provided, the Acceleration Value will be the aggregate value of the number of Subordinate Voting Shares (or, after an Adjustment Event, Reported Securities, cash or a combination thereof) that would be required to be delivered under such Seller's Contract on the date of acceleration if the Exchange Date were redefined to be the date of acceleration.

     Two of the Sellers are companies that are wholly-owned, indirectly, by Mr. Vic De Zen, chairman, chief executive officer and president of the Company (the "Principal Shareholder"). The obligations of each such Seller under its Contract will be secured by a security interest in one Multiple Voting Share held by such Seller for each Subordinate Voting Share subject to such Contract (subject to adjustment in accordance with the dilution provisions of such Contract), pursuant to the terms of the Collateral Agreement to which such Seller is a party. The Principal Shareholder and such Seller are parties to a stock control agreement that restricts the transfer of the Multiple Voting Shares beneficially owned by the Principal Shareholder through such Seller. To permit compliance with such stock control agreement, the Multiple Voting Shares pledged by such Seller will be held in Canada by CIBC Mellon Trust Company, as sub-collateral agent (the "Sub-Collateral Agent"), for the benefit of the Trust pursuant to an agreement among the Principal Shareholder, such Seller, the Trust, the Company, the Collateral Agent and the Sub-Collateral Agent (the "Collateral Agency Agreements"). Under the Collateral Agency Agreements, the Sub-Collateral Agent will perform no function other than holding the Multiple Voting Shares pledged as collateral by each such Seller. Upon (i) the early liquidation of the Trust;
(ii) the insolvency of the Principal Shareholder or any corporation wholly owned by the Principal Shareholder that, directly or indirectly, is a shareholder of a Seller or (iii) any other event that obligates the delivery of Voting Shares pledged as collateral under the related Collateral Agreement, the Collateral Agency Agreements require the Sub-Collateral Agent to convert such Multiple Voting Shares into Subordinate Voting Shares prior to delivery to the Trustee; under no circumstances will the Sub-Collateral Agent deliver Multiple Voting Shares to the Trustee. For more information regarding the restrictions on the transfer of the Multiple Voting Shares, see the prospectus of the Company attached hereto under "Description of Capital Stock -- Restrictions on Transfer of the Multiple Voting Shares."

     Description of Sellers. The Sellers are individual principal shareholders of the Company or wholly-owned corporations, trusts, foundations or other entities through which such individuals, including the Principal Shareholder, hold their Subordinate Voting Shares or, in the case of the Principal Shareholder, Multiple Voting Shares. Specific information on the holdings of the Sellers, as required by the Securities Act of 1933, as amended (the "Securities Act"), is included in the prospectus of the Company attached hereto under "Selling Shareholders."

THE TREASURY SECURITIES

     The Trust will purchase and hold a series of zero-coupon ("stripped") U.S. Treasury securities with such face amounts and maturities as will provide Holders with a quarterly distribution of US$0.45332 per DECS on each Distribution Date during the term of the Trust. Up to 35% of the Trust's total assets may be invested in these Treasury Securities. If any Contract is accelerated, a proportionate amount of the Treasury Securities of each maturity then held in the Trust will be liquidated by the Administrator and the proceeds thereof distributed pro rata to the Holders, together with proceeds from the acceleration of such Contract. See "-- The Contracts -- Collateral Requirements of the Contracts; Acceleration" above and "-- Trust Termination" below.

TEMPORARY INVESTMENTS

     For cash management purposes, the Trust may invest the proceeds of the Treasury Securities held by the Trust and any other cash held by the Trust in short-term obligations of the U.S. Government maturing no later than the Business Day preceding the next following Distribution Date.

TRUST TERMINATION

     The Trust will terminate automatically on or shortly after the Exchange Date or following the distribution of all Trust assets to the Holders, if earlier.

     In the event that all of the Contracts remaining in effect at any time are accelerated, then any Treasury Securities then held by the Trust will be liquidated by the Administrator and the proceeds thereof distributed pro rata to the Holders, together with all Subordinate Voting Shares subject to each Seller's Contract that are pledged by each Seller, or cash generated from the liquidation of U.S. Government obligations then pledged by each Seller, or a combination thereof (or, after an Adjustment Event, in the form of Reported Securities then pledged, cash then pledged, cash generated from the liquidation of U.S. Government obligations then pledged, or a combination thereof) or in certain cases, the Acceleration Value of a Seller's Contract, and the term of the Trust will expire. See "-- The Contracts -- Collateral Requirements of the Contracts; Acceleration" above.

DELIVERY OF SUBORDINATE VOTING SHARES AND REPORTED SECURITIES; NO FRACTIONAL SUBORDINATE VOTING SHARES OR REPORTED SECURITIES

     Subordinate Voting Shares and Reported Securities delivered under the Contracts at the Exchange Date are expected to be distributed by the Trust to the Holders pro rata shortly after the Exchange Date, except that no fractional Subordinate Voting Shares or Reported Securities will be distributed. If more than one DECS shall be surrendered at one time by the same Holder, the number of full Subordinate Voting Shares or Reported Securities which shall be delivered upon termination of the Trust, in whole or in part, as the case may be, shall be computed on the basis of the aggregate number of DECS so surrendered at the Exchange Date. In lieu of delivering any fractional share or security, the Trust will sell a number of shares or securities equal to the total of all fractional shares or securities that would otherwise be delivered to Holders of all DECS, and each such Holder will be entitled to receive an amount in cash equal to the pro rata portion of the proceeds of such sale (which may be at a price lower than the Exchange Price).

     No Subordinate Voting Shares or Reported Securities will be distributed to any Holder that is a national or resident of Canada, a corporation, partnership or other entity created or organized in or under the laws of Canada or of any political subdivision thereof, any estate or trust the income of which is subject to Canadian federal income taxation, regardless of its source (other than any non-Canadian branch of a Canadian person), or a Canadian branch of any non-Canadian person or entity (any such Holder, a "Canadian Holder"). The Trust will sell any Subordinate Voting Shares or Reported Securities that would otherwise be distributable to such Canadian Holder at the market price available at the time of distribution and distribute the cash proceeds from such sale to such Canadian Holder in lieu of such Subordinate Voting Shares or Reported Securities.

                            INVESTMENT RESTRICTIONS

     The Trust has adopted a fundamental policy that the Trust may not purchase any securities or instruments other than the Treasury Securities, the Contracts and the Subordinate Voting Shares or other assets received pursuant to the Contracts and, for cash management purposes, short-term obligations of the U.S. Government; issue any securities or instruments except for the DECS; make short sales or purchase securities on margin; write put or call options; borrow money; underwrite securities; purchase or sell real estate, commodities or commodities contracts; or make loans. The Trust has also adopted a fundamental policy that the Contracts may not be disposed of during the term of the Trust and that (except for a partial liquidation of Treasury Securities following acceleration of any Contract as described above under "Investment Objectives and Policies -- The Treasury Securities") the Treasury Securities may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust.

                         RISK FACTORS RELATING TO DECS

INTERNAL MANAGEMENT; NO PORTFOLIO MANAGEMENT

     The Trust will be internally managed by its Trustees and will not have any separate investment adviser. It is a fundamental policy of the Trust that the Contracts may not be disposed of during the term of the Trust and that the Treasury Securities held by the Trust may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust, except for a partial liquidation of Treasury

Securities following acceleration of any Contract. As a result, the Trust will continue to hold the Contracts despite any significant decline in the market price of the Subordinate Voting Shares or adverse changes in the financial condition of the Company (or, after an Adjustment Event, comparable developments affecting any Reported Securities or the issuer thereof). The Trust will not be managed like a typical closed-end investment company.

RELATIONSHIP TO SUBORDINATE VOTING SHARES; LIMITATIONS ON OPPORTUNITY FOR EQUITY APPRECIATION; POTENTIAL LOSSES

     The yield on the DECS is higher than the current dividend yield on the Subordinate Voting Shares, which currently pay no dividends. However, there is no assurance that the yield on the DECS will be higher than the dividend yield on the Subordinate Voting Shares over the term of the Trust.

     The Amount Receivable at the Exchange Date is not fixed, but is based on the market price of the Subordinate Voting Shares as reflected in the Exchange Rate. There can be no assurance that the Amount Receivable at the Exchange Date will be equal to or greater than the Initial Price of the DECS. If the Exchange Price is less than the Initial Price, the Amount Receivable at the Exchange Date will generally be less than the amount paid for the DECS, in which case an investment in DECS will result in a loss and, if the Company became insolvent or bankrupt, could result in a total loss. Holders of the DECS, therefore, bear the full risk of a decline in the value of the Subordinate Voting Shares prior to the Exchange Date.

     In addition, the opportunity for equity appreciation afforded by an investment in the DECS is less than the opportunity for equity appreciation afforded by a direct investment in the Subordinate Voting Shares because the Amount Receivable at the Exchange Date will generally exceed the Initial Price only if the Exchange Price exceeds the Threshold Appreciation Price (which represents an appreciation of 23% over the Initial Price) and because Holders will be entitled to receive at the Exchange Date only 81.30% of any appreciation of the value of the Subordinate Voting Shares in excess of the Threshold Appreciation Price. See "Investment Objectives and Policies -- Trust Assets" for an illustration of the Amount Receivable at the Exchange Date that a DECS Holder would receive at various Exchange Prices. Because the market price of the Subordinate Voting Shares is subject to market fluctuations, the Amount Receivable at the Exchange Date may be more or less than the Initial Price of the DECS. Additionally, because the Exchange Price is generally determined based on a 20-Trading Day average, the value of a Subordinate Voting Share distributed on the Exchange Date may be less than the Exchange Price used to determine the Amount Receivable at the Exchange Date.

     The market price of the DECS at any time will be affected primarily by changes in the price of Subordinate Voting Shares. It is impossible to predict whether the price of the Subordinate Voting Shares will rise or fall. Trading prices of Subordinate Voting Shares will be influenced by the Company's operational results and by complex and interrelated political, economic, financial and other factors that can affect the capital markets generally, the stock exchanges on which Subordinate Voting Shares are traded and the market segment of which the Company is a part. See the prospectus relating to the Company and to the Subordinate Voting Shares attached hereto. Trading prices of the Subordinate Voting Shares also may be influenced if any of the Sellers or another principal shareholder of the Company hereafter issues securities with terms similar to those of the DECS or otherwise transfers Subordinate Voting Shares. Concurrently with the offering of the DECS, certain of the Company's senior officers and employees (including certain of the Sellers) are offering for sale in a separate offering (the "Share Offering") 3,500,000 Subordinate Voting Shares (4,025,000 Subordinate Voting Shares if the over-allotment option granted to the underwriters in the Share Offering by the Company is exercised in full). As of the date hereof, the Sellers held an aggregate of 21,040,672 Subordinate Voting Shares and 17,635,444 Multiple Voting Shares, of which the Sellers may deliver up to 3,150,000 Subordinate Voting Shares (3,577,500 shares if the Underwriter's over-allotment option is exercised in full) to the Trust at the Exchange Date.

IMPACT OF THE DECS ON THE MARKET FOR THE SUBORDINATE VOTING SHARES

     It is not possible to predict accurately how or whether the DECS will trade in the secondary market or whether such market will be liquid. Any market that develops for the DECS is likely to influence and be influenced by the market for the Subordinate Voting Shares. For example, the price of the Subordinate Voting Shares could become more volatile and could be depressed by investors' anticipation of the potential distribution into the market of substantial additional amounts of Subordinate Voting Shares at the termination of the Trust, by possible sales of the Subordinate Voting Shares by investors who view the DECS as a more attractive means of equity participation in the Company and by hedging or arbitrage trading activity that may develop involving the DECS and the Subordinate Voting Shares.

DILUTION ADJUSTMENTS; SHAREHOLDER RIGHTS

     The number of Subordinate Voting Shares that Holders are entitled to receive at the termination of the Trust is subject to adjustment for certain events arising from stock splits and combinations, stock dividends and certain other actions of the Company that modify its capital structure. See "Investment Objectives and Policies -- The Contracts -- Dilution Adjustments; Adjustment Events." Such number of shares to be received by Holders may not be adjusted for other events, such as offerings of Subordinate Voting Shares for cash or in connection with acquisitions, that may adversely affect the price of the Subordinate Voting Shares and, because of the relationship of the number of Subordinate Voting Shares to be received pursuant to the Contracts to the price of the Subordinate Voting Shares, such other events may adversely affect the trading price of the DECS. There can be no assurance that the Company will not take any of the foregoing actions, or that it will not make offerings of, or that major shareholders will not sell any, Subordinate Voting Shares in the future, or as to the amount of any such offerings or sales. In addition, until the receipt of the Subordinate Voting Shares by Holders upon a distribution thereof by the Trust, Holders will not be entitled to any rights with respect to the Subordinate Voting Shares (including without limitation voting rights and the rights to receive any dividends or other distributions in respect thereof).

NO OBLIGATION ON THE PART OF THE COMPANY WITH RESPECT TO THE DECS OR THE
CONTRACTS

     The Company has no obligations with respect to the DECS, the Contracts or the Amount Receivable at the Exchange Date, including any obligation to take the needs of the Trust or of Holders of the DECS into consideration for any reason. The Company will not receive any of the proceeds of the offering of the DECS made hereby and is not responsible for, and has not participated in, the determination of the time of sale of, quantities of or prices for the DECS to be issued or the determination or calculation of the Amount Receivable at the Exchange Date. The Company is not involved with the administration or trading of the DECS.

TRADING VALUE; LISTING

     The DECS are innovative securities and have no trading history, and it is not possible to predict how they will trade in the secondary market. The trading price of the DECS may vary considerably prior to the Exchange Date due to, among other things, fluctuations in the price of the Subordinate Voting Shares (which may occur due to changes in the Company's financial condition, results of operations or prospects, or because of complex and interrelated political, economic, financial and other factors that can affect the capital markets generally, the stock exchanges or quotation systems on which the Subordinate Voting Shares are traded and the market segment of which the Company is a part) and fluctuations in interest rates and other factors that are difficult to predict and beyond the Trust's control.

     The Underwriter currently intends, but is not obligated, to make a market in the DECS and any such market-making may be discontinued at any time in the sole discretion of the Underwriter without notice. There can be no assurance that a secondary market will develop or, if a secondary market does develop, that it will provide the Holders of the DECS with liquidity of investment or that it will continue for the life of the DECS.

     The DECS have been approved for listing on the NYSE, subject to official notice of issuance. There can be no assurance that the DECS will not later be delisted or that trading in the DECS on the NYSE will not be suspended. In the event of a delisting or suspension of trading on such exchange, the Trust will apply for listing of the DECS on another national securities exchange or for quotation on another trading market. If the DECS are not listed or traded on any securities exchange or trading market, or if trading of the DECS is suspended, pricing information for the DECS may be more difficult to obtain, and the price and liquidity of the DECS may be adversely affected.

NET ASSET VALUE

     The Trust is a newly organized closed-end investment company with no previous operating history. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Trust's net asset value will decrease. The Trust cannot predict whether the DECS will trade at, below or above their net asset value. The risk of purchasing investments that might trade at a discount is more pronounced for investors who wish to sell their investments in a relatively short period of time after completion of the Trust's initial public offering because for those investors realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The DECS are not subject to redemption prior to the Exchange Date or the earlier termination of the Trust.

NON-DIVERSIFIED STATUS

     The Trust is considered non-diversified under the Investment Company Act, which means that the Trust is not limited in the proportion of its assets that may be invested in the obligations of a single issuer. Because the only securities held or received by the Trust will be the Treasury Securities and the Contracts or other assets subject to the Contracts, the Trust may be subject to greater risk than would be the case for an investment company with more diversified investments.

UNCERTAINTY OF UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     No statutory, judicial or administrative authority directly addresses the characterization of the DECS or instruments similar to the DECS for U.S. federal income tax purposes. As a result, significant aspects of the U.S. federal income tax consequences of an investment in the DECS are not certain. No ruling is being requested from the Internal Revenue Service with respect to the DECS and no assurance can be given that the Internal Revenue Service will agree with the conclusions expressed under "Certain United States Federal Income Tax Considerations."

RISK FACTORS RELATING TO THE COMPANY

     Investors in the DECS should carefully consider the information in the prospectus of the Company attached hereto, including the information contained therein under "Risk Factors."

RISK RELATING TO BANKRUPTCY OF THE SELLERS

     The Sellers are corporations incorporated under the laws of Canada or the Province of Ontario. Under Canadian insolvency laws (the "Canadian Insolvency Laws"), in the event an insolvent entity attempts to reorganize thereunder, the stay provisions of the Canadian Insolvency Laws may apply to the insolvent entity and the insolvent entity's property. Accordingly, although the Contract between the Trust and the insolvent Seller could be terminated if it constitutes an "eligible financial contract" under the Canadian Insolvency Laws, the Subordinate Voting Shares or Multiple Voting Shares pledged as collateral by such Seller under the related Collateral Agreement may not be liquidated during the period that such Seller is under the protection of the Canadian Insolvency Laws, which period could extend for several months. (The stay provisions of the Canadian Insolvency Laws do not, however, affect the validity of the Trust's security interests in the property pledged under any such Seller's Collateral Agreement.)

     The Sellers are special purpose companies that are wholly owned, directly or indirectly, by other corporations which also hold shares of the Company and engage in other businesses. For each such Seller, the activities that may be conducted by such Seller and its ability to incur debt are restricted by the applicable Contract in a manner intended to reduce the likelihood that a bankruptcy proceeding would be commenced by or against such Seller on the basis of activities unrelated to owning the Multiple

Voting Shares or Subordinate Voting Shares, as the case may be, or undertaking the transactions contemplated by this Prospectus, the applicable Contract and the applicable Collateral Agreement. It is possible, however, under the Canadian Insolvency Laws, at the discretion of the court, for the businesses of related entities to be "substantively consolidated" and treated as one entity for insolvency reorganization and bankruptcy purposes or for the stay granted to one entity to be extended to closely interrelated entities. Each Seller and its direct and indirect shareholders have agreed with the Trust, essentially, that
(i) they will keep their respective assets separate and apart; (ii) they will advise creditors in connection with any financial disclosure of the separation and segregation of their respective assets and businesses; (iii) they will maintain a degree of separate management; and (iv) they will not lend money, or otherwise provide financial assistance, to each other. In addition, each of these Sellers has agreed with the Trust that it will not, directly or indirectly, incur any obligations (other than under the Contracts and specified related agreements and other than obligations imposed by law, statutory or otherwise) or acquire any assets or engage in any other business except entering into the Contracts and certain related transactions. The Trust has been advised by Canadian counsel to the Trust, and by Canadian counsel to the Sellers, that, although substantive consolidation and the expansive stay rights mentioned above remain at the discretion of the court, these provisions should be effective to prevent their application in respect of the Sellers that are corporations with any other entities.

     It is possible that the Sellers would be the subject of proceedings under the U.S. Bankruptcy Code. The Trust believes that the Contracts constitute "securities contracts" for purposes of the U.S. Bankruptcy Code, liquidation of which would not be subject to the automatic stay provisions of the U.S. Bankruptcy Code in the event of the bankruptcy of the Sellers. It is, however, possible that the Contracts will be determined not to qualify as "securities contracts" for this purpose. Furthermore, it is unclear whether a stay of proceedings under Canadian Insolvency Laws would be effective to prevent a liquidation of the contracts in respect of Subordinate Voting Shares located in the United States at the time of such liquidation, even if a Seller were the subject of concurrent or ancillary proceedings under the U.S. Bankruptcy Code.

     Proceedings under the Canadian Insolvency Laws or the U.S. Bankruptcy Code in respect of a Seller may thus cause a delay in settlement of such Seller's Contract, or otherwise subject such Contract to such proceedings, which could adversely affect the timing of settlement and could impair the Trust's ability to distribute the Subordinate Voting Shares or other assets subject to such Contract and the related Collateral Agreement to the Holders on a timely basis and, as a result, could adversely affect the amount received by the Holders in respect of the DECS and/or the timing of such receipt.

                                NET ASSET VALUE

     The net asset value of the portfolio will be calculated by the Administrator no less frequently than quarterly by dividing the value of the net assets of the Trust (the value of its assets less its liabilities) by the total number of DECS outstanding. The Trust's net asset value will be published semiannually as part of the Trust's semi-annual report to Holders and at such other times as the Trustees may determine. The Treasury Securities held by the Trust will be valued at the mean between the last current bid and asked prices or, if quotations are not available, as determined in good faith by the Trustees. Short-term investments having a maturity of 60 days or less will be valued at cost with accrued interest or discount earned included in interest to be received. The Contracts will be valued at the mean of the bid prices received by the Trust from at least three independent broker-dealer firms unaffiliated with the Trust who are in the business of making bids on financial instruments similar to the Contracts and with terms comparable thereto. In the event that the Trust (acting through the Administrator) is unable to obtain valuations from three independent broker-dealer firms, as required by the preceding sentence, on a timely basis or without unreasonable effort or expense, the Contracts shall be valued at the median of bid prices received from two such broker-dealer firms. In the event that the Trust (acting through the Administrator) is unable to obtain a valuation for the Contracts that it believes to be reasonable through the above method, valuation shall be established at a level deemed to be fair and reflective of the market value for the Contracts based on all appropriate factors relevant to the value of the Contracts as set forth in pricing guidelines adopted by the Trustees.

                            DESCRIPTION OF THE DECS

     Each DECS represents an equal proportional interest in the Trust. Upon liquidation of the Trust, Holders are entitled to share pro rata in the net assets of the Trust available for distribution. DECS have no preemptive, redemption or conversion rights. The DECS, when issued and outstanding, will be fully paid and nonassessable. The only securities that the Trust is authorized to issue are the DECS offered hereby. See "Underwriting."

     Holders are entitled to one vote for each DECS held on all matters to be voted on by Holders and are not able to cumulate their votes in the election of Trustees. The Trustees of the Trust have been selected initially by Salomon as the initial Holder of the Trust. The Trust intends to hold annual meetings as required by the rules of the NYSE. The Trustees may call special meetings of Holders for action by Holder vote as may be required by either the Investment Company Act or the Declaration of Trust. The Holders have the right, upon the declaration in writing or vote of more than two-thirds of the outstanding DECS, to remove a Trustee. The Trustees will call a meeting of Holders to vote on the removal of a Trustee upon the written request of the record Holders of 10% of the DECS or to vote on other matters upon the written request of the record Holders of 51% of the DECS (unless substantially the same matter was voted on during the preceding 12 months). The Trustees shall establish, and notify the Holders in writing of, the record date for each such meeting, which shall be not less than 10 nor more than 50 days before the meeting date. Holders at the close of business on the record date will be entitled to vote at the meeting. The Trust will also assist in communications with other Holders as required by the Investment Company Act.

BOOK-ENTRY SYSTEM

     The DECS will be issued in the form of one or more global securities (the "Global Securities") deposited with The Depository Trust Company (the "Depositary") and registered in the name of a nominee of the Depositary.

     The Depositary has advised the Trust and the Underwriter as follows: The Depositary is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to Section 17A of the Exchange Act. The Depositary was created to hold securities of persons who have accounts with the Depositary ("participants") and to facilitate the clearance and settlement of securities transactions among its participants in such securities through electronic book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of certificates. Such participants include securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to the Depositary's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

     Upon the issuance of a Global Security, the Depositary or its nominee will credit the respective DECS represented by such Global Security to the accounts of participants. The accounts to be credited shall be designated by the Underwriter. Ownership of beneficial interests in such Global Securities will be limited to participants or persons that may hold interests through participants. Ownership of beneficial interests by participants in such Global Securities will be shown on, and the transfer of those ownership interests will be effected only through, records maintained by the Depositary or its nominee for such Global Securities. Ownership of beneficial interests in such Global Securities by persons that hold through participants will be shown on, and the transfer of that ownership interest within such participant will be effected only through, records maintained by such participant. The laws of some jurisdictions require that certain purchasers of securities take physical delivery of such securities in definitive form. Such limits and such laws may impair the ability to transfer beneficial interests in a Global Security.

     So long as the Depositary for a Global Security, or its nominee, is the registered owner of such Global Security, such Depositary or such nominee, as the case may be, will be considered the sole owner or holder of the DECS. Except as set forth below, owners of beneficial interests in such Global Securities will not be entitled to have the DECS registered in their names and will not receive or be entitled to receive physical delivery of the DECS in definitive form and will not be considered the owners or holders thereof.

     Subordinate Voting Shares or other assets deliverable in respect of, and any quarterly distributions on, DECS registered in the name of or held by the Depositary or its nominee will be made to the Depositary or its nominee, as the case may be, as the registered owner or the holder of the Global Security. None of the Trust, any Trustee, the Paying Agent, the Administrator or the Custodian for the DECS will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     The Trust expects that the Depositary, upon receipt of any payment in respect of a permanent Global Security, will credit immediately participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of such Global Security as shown on the records of the Depositary. The Trust also expects that payments by participants to owners of beneficial interests in such Global Security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such participants.

     A Global Security may not be transferred except as a whole by the Depositary to a nominee or a successor of the Depositary. If the Depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Trust within ninety days, the Trust will issue DECS in definitive registered form in exchange for the Global Security representing such DECS. In that event, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in definitive form of DECS represented by such Global Security equal in number to that represented by such beneficial interest and to have such DECS registered in its name.

                   MANAGEMENT AND ADMINISTRATION OF THE TRUST

TRUSTEES

     The Trust will be internally managed by three Trustees, none of whom is an "interested person" of the Trust as defined in the Investment Company Act, and will not have an investment adviser. Under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to grantor trusts, the Trustees will not have the power to vary the investments held by the Trust. It is a fundamental policy of the Trust that the Contracts may not be disposed of during the term of the Trust and that the Treasury Securities held by the Trust may not be disposed of prior to the earlier of their respective maturities and the termination of the Trust, except for a partial liquidation of Treasury Securities following acceleration of any Contract.

     The names of the persons who have been elected by Salomon, the initial Holder of the Trust, to serve as the Trustees are set forth below. The positions and the principal occupations of the individual Trustees during the past five years are also set forth below.

                                                                          PRINCIPAL OCCUPATION
             NAME, AGE AND ADDRESS                       TITLE           DURING PAST FIVE YEARS
------------------------------------------------   -----------------     -----------------------
Donald J. Puglisi, 52...........................   Managing Trustee      Professor of Finance
  Department of Finance                                                  University of Delaware
  University of Delaware
  Newark, DE 19716
William R. Latham, III, 53......................   Trustee               Professor of Economics
  Department of Economics                                                University of Delaware
  University of Delaware
  Newark, DE 19716
James B. O'Neill, 58............................   Trustee               Professor of Economics
  Center for Economic                                                    University of Delaware
  Education and
  Entrepreneurship
  University of Delaware
  Newark, DE 19716

     Each Trustee who is not a director, officer or employee of the Underwriter or the Administrator, or of any affiliate thereof, will be paid by Salomon (which will be reimbursed by the Sellers), in respect of its annual fee and anticipated out-of-pocket expenses, a one-time, up-front fee of US$10,800. The Trust's Managing Trustee will also receive an additional up-front fee of US$3,600 for serving in that capacity. The Trustees will not receive, either directly or indirectly, any compensation, including any pension or retirement benefits, from the Trust. None of the Trustees receives any compensation for serving as a trustee or director of any other affiliated investment company.

ADMINISTRATOR

     The day-to-day affairs of the Trust will be managed by The Bank of New York, as Trust Administrator pursuant to an Administration Agreement. Under the Administration Agreement, the Trustees have delegated most of their operational duties to the Administrator, including without limitation, the duties to: (i) receive invoices for and pay, or cause to be paid, all expenses incurred by the Trust; (ii) with the approval of the Trustees, engage legal and other professional advisors (other than the independent public accountants for the Trust); (iii) instruct the Paying Agent to pay distributions on DECS as described herein; (iv) prepare and mail, file or publish all notices, proxies, reports, tax returns and other communications and documents, and keep all books and records, for the Trust; (v) at the direction of the Trustees, institute and prosecute legal and other appropriate proceedings to enforce the rights and remedies of the Trust; and (vi) make all necessary arrangements with respect to meetings of Trustees and any meetings of holders of DECS. The Administrator will not, however, select the independent public accountants for the Trust or sell or otherwise dispose of the Trust assets (except in connection with an acceleration of the Contracts, or the settlement of the Contracts at the Exchange Date, and upon termination of the Trust).

     The Administration Agreement may be terminated by either the Trust or the Administrator upon 60 days' prior written notice, except that no termination shall become effective until a successor Administrator has been chosen and has accepted the duties of the Administrator.

     Except for its roles as Administrator, custodian, paying agent, registrar and transfer agent of the Trust, and except for its role as Collateral Agent under the Collateral Agreements, The Bank of New York has no other affiliation with, and is not engaged in any other transactions with, the Trust.

     The address of the Administrator is 101 Barclay Street, New York, New York 10286.

CUSTODIAN

     The Trust's Custodian is The Bank of New York pursuant to a custodian agreement (the "Custodian Agreement"). In the event of any termination of the Custodian Agreement by the Trust or the resignation of the Custodian, the Trust must engage a new Custodian to carry out the duties of the Custodian as set forth in the Custodian Agreement. Pursuant to the Custodian Agreement, all net cash received by the Trust will be invested by the Custodian in short-term U.S. Government securities maturing on or shortly before the next quarterly distribution date. The Custodian will also act as Collateral Agent under the Collateral Agreements and will hold a perfected security interest in the Subordinate Voting Shares or Multiple Voting Shares and U.S. Government obligations or other assets consistent with the terms of the Contracts, the Collateral Agreements and the Collateral Agency Agreements. CIBC Mellon Trust Company will act as Sub-Collateral Agent of the Custodian, pursuant to the Collateral Agency Agreements, solely for purposes of holding in Canada the Multiple Voting Shares pledged by any Seller that is wholly owned by the Principal Shareholder. Any such Multiple Voting Shares delivered to the Collateral Agent for further delivery to the Trustee in satisfaction of obligations under a Contract will be converted into an equivalent number of Subordinate Voting Shares before any such delivery.

PAYING AGENT

     The transfer agent, registrar and paying agent (the "Paying Agent") for the DECS is The Bank of New York pursuant to a paying agent agreement (the "Paying Agent Agreement"). In the event of any termination of the Paying Agent Agreement by the Trust or the resignation of the Paying Agent, the Trust will use its best efforts to engage a new Paying Agent to carry out the duties of the Paying Agent.

INDEMNIFICATION

     The Trust will indemnify each Trustee, the Administrator, the Custodian, the Sub-Custodian and the Paying Agent with respect to any claim, liability, loss or expense (including the costs and expenses of the defense against any claim or liability) which it may incur in acting as Trustee, Administrator, Custodian, Sub-Custodian or Paying Agent, as the case may be, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties or where applicable law prohibits such indemnification. Salomon has agreed to reimburse the Trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrator, the Custodian, the Sub-Custodian or the Paying Agent. Salomon will in turn be reimbursed by the Sellers for all such reimbursements paid by it as provided in the Underwriting Agreement and the Reimbursement Agreement.

DISTRIBUTIONS

     The Trust intends to distribute to Holders on a quarterly basis the proceeds of the Treasury Securities held by the Trust. The first distribution, reflecting the Trust's operations from the date of the offering, will be made on February 15, 1998 to Holders of record as of February 1, 1998. Thereafter, distributions will be made on February 15, May 15, August 15 and November 15 or, if any such date is not a Business Day, on the next succeeding Business Day, of each year to Holders of record as of each February 1, May 1, August 1 and November 1, respectively. A portion of each such distribution should be treated as a tax-free return of the Holder's investment. See "Investment Objective and Policies -- Trust Assets" and "Certain United States Federal Income Tax Considerations." If any Contract is accelerated as described in "Investment Objectives and Policies -- The Contracts -- Collateral Requirements of the Contracts; Acceleration," each Holder will receive its pro rata share of the proceeds from the acceleration of such Contract and from the liquidation of a proportionate amount of the Treasury Securities then held in the Trust. Upon termination of the Trust as described in "Investment Objectives and Policies -- Trust Termination," each Holder will receive its pro rata share of any remaining net assets of the Trust.

     The Trust does not permit the reinvestment of distributions.

ESTIMATED EXPENSES

     At the closing of this offering Salomon will pay to each of the Administrator, the Custodian and the Paying Agent, and to each Trustee, a one-time, up-front amount in respect of its fee and, in the case of the Administrator, anticipated expenses of the Trust over the term of the Trust. The anticipated Trust expenses to be borne by the Administrator include, among other things, expenses for legal and independent accountants' services, costs of printing proxies, DECS certificates and Holder reports, expenses of the Trustees, fidelity bond coverage, stock exchange listing fees and expenses of qualifying the DECS for sale in the various states. The aggregate of the one-time, up-front payments described above will be in the amount of US$250,000. Salomon will also pay estimated organization costs of the Trust in the amount of US$10,000 and estimated costs of the Trust in connection with the initial registration and public offering of the DECS in the amount of US$160,000 at the closing of the offering. Salomon will be reimbursed by the Sellers for such payments as provided in the Underwriting Agreement and the Reimbursement Agreement.

     The amount payable to the Administrator in respect of ongoing expenses of the Trust was determined based on estimates made in good faith on the basis of information currently available to the Trust, including estimates furnished by the Trust's agents. There cannot, however, be any assurance that actual operating expenses of the Trust will not be substantially more than this amount. Any excess expenses will be paid by Salomon or, in the event of its failure to pay such amounts, the Sellers, or, in the event of the failure of either Salomon or the Sellers to pay such amounts, the Trust. Salomon will be reimbursed by the Sellers for expenses of the Trust paid by it as provided in the Underwriting Agreement and the Reimbursement Agreement.

            CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

     The following is a summary of the principal U.S. federal income tax consequences that may be relevant to a holder of a DECS that is a citizen or resident of the United States, a corporation, partnership or other entity created or organized under the laws of the United States, an estate the income of which is subject to U.S. federal income taxation regardless of its source, or a trust if (i) a U.S. court is able to exercise primary supervision over the trust's administration and (ii) one or more United States persons have the authority to control all of the trust's substantial decisions (a "U.S. person") or a holder that is otherwise subject to U.S. federal income taxation on a net income basis in respect of a DECS (such a holder and any U.S. person, a "U.S. Holder"). The discussion below is based on the advice of Cleary, Gottlieb, Steen & Hamilton.

     This summary is based on the U.S. federal income tax laws, regulations, rulings and decisions now in effect, all of which are subject to change. Except to the extent discussed below under "Non-United States Persons," this summary deals only with U.S. Holders that will hold DECS as capital assets. This summary deals only with initial Holders and does not address tax considerations applicable to investors that may be subject to special tax rules, such as banks, insurance companies, dealers in securities, persons that will hold DECS as a position in a "straddle" for tax purposes or as a part of a "synthetic security" or a "conversion transaction" or other integrated investment comprised of a DECS and one or more other investments, or persons that have a functional currency other than the U.S. dollar. It does not include any description of the tax laws of any state or local governments or of any foreign government that may be applicable to the DECS or to the Holders thereof. It also does not discuss the tax consequences of the ownership of the Subordinate Voting Shares or Reported Securities. Prospective purchasers of DECS are urged to review the discussion under "Certain Income Tax Considerations" in the accompanying prospectus of the Company concerning the federal income tax consequences of an investment in the Subordinate Voting Shares. Investors should consult their own tax advisors in determining the tax consequences to them of holding DECS, including the application to their particular situation of the U.S. federal income tax considerations discussed below, as well as the application of state, local or other tax laws.

     There are no regulations, published rulings or judicial decisions addressing the characterization for federal income tax purposes of securities with terms substantially the same as the DECS. The Trust intends to treat a DECS for U.S. federal income tax purposes as a beneficial interest in a trust that holds zero-coupon U.S. Treasury securities and Contracts, and to report Holders' income to the Internal Revenue Service in accordance with this treatment. Under this approach, the tax consequences of holding a DECS will be as described below. However, prospective investors in the DECS should be aware that the Internal Revenue Service might take a different view as to the proper characterization of the DECS and of the tax consequences to a Holder.

TAX STATUS OF THE TRUST

     The Trust will be taxable as a grantor trust owned solely by the present and future Holders of the DECS for federal income tax purposes, and income received by the Trust will be treated as income of the Holders in the manner set forth below.

TAX CONSEQUENCES TO UNITED STATES HOLDERS

     Tax Basis of the Treasury Securities and the Contracts. Each Holder will be considered the owner of its pro rata portion of the Treasury Securities and the Contracts in the Trust. The cost to the Holder of its DECS will be allocated among the Holder's pro rata portion of the Treasury Securities and the Contracts (in proportion to the fair market values thereof on the date on which the Holder acquires its DECS) in order to determine the Holder's tax bases. It is currently
anticipated that    % and    % of the net proceeds of the offering will be used
by the Trust to purchase the Treasury Securities and as payments under the Contracts, respectively.

     Recognition of Original Issue Discount on the Treasury Securities. The Treasury Securities in the Trust will consist of zero-coupon U.S. Treasury securities. A Holder will be required to treat its pro rata portion of each Treasury Security in the Trust as a bond that was originally issued on the date the Holder purchased its DECS and at an original issue discount equal to the excess of the Holder's pro rata portion of the amounts payable on such Treasury Security over the Holder's tax basis therefor as discussed above. The Holder (whether on the cash or accrual method of tax accounting) is required to include original issue discount (other than original issue discount on short-term Treasury Securities as described below) in income for federal income tax purposes as it accrues, in accordance with a constant yield method, prior to the receipt of cash attributable to such income. Because it is expected that more than 20% of the Holders will be accrual basis taxpayers, original issue discount on any short-term Treasury Security (i.e., any Treasury Security with a maturity of one year or less from the date it is purchased) held by the Trust will also be required to be included in income by the Holders as it is accrued. Unless a Holder elects to accrue the original issue discount on a short-term Treasury Security according to a constant yield method based on daily compounding, such original issue discount will be accrued on a straight-line basis. The Holder's tax basis in a Treasury Security will be increased by the amount of any original issue discount included in income by the Holder with respect to such Treasury Security.

     Treatment of the Contracts. Each Holder will be treated as having entered into a pro rata portion of the Contracts and, at the Exchange Date, as having received a pro rata portion of the Subordinate Voting Shares (or cash, Reported Securities or combination thereof) delivered to the Trust. Under existing law, a Holder will not recognize income, gain or loss upon entry into the Contracts. A Holder should not be required under existing law to include in income additional amounts over the term of the Contracts.

     The Internal Revenue Service may contend that a DECS should be characterized for federal income tax purposes in a manner different from the approach described above. For example, the Internal Revenue Service might assert that the Contracts should be treated as contingent debt obligations of the Sellers that are subject to Treasury regulations promulgated in June 1996 governing contingent payment debt instruments. If the Internal Revenue Service were to prevail in making such an assertion, original issue discount would accrue with respect to each Contract at a "comparable yield" for the Seller under that Contract, determined at the time the Contract is entered into. A Holder's pro rata portion of original issue discount in respect of the Contracts and original issue discount in respect of the Treasury Securities might exceed the aggregate amount of the quarterly cash distributions to a Holder. In addition, under this treatment, a Holder would be required to treat any gain realized on the sale, exchange or redemption of the DECS as ordinary income to the extent that such gain is allocable to the Contracts. Any loss realized on such sale, exchange or redemption that is allocable to the Contracts would be treated as an ordinary loss to the extent of the Holder's original issue discount inclusions with respect to the Contracts, and as capital loss to the extent of loss in excess of such inclusions. It is also possible that the Internal Revenue Service could take the view that a Holder should include in income the amount of cash actually received each year in respect of the DECS, or that the DECS as a whole constitute a contingent payment debt instrument subject to the rules described above.

     Sale of the DECS. Upon a sale of all or some of a Holder's DECS, a Holder will be treated as having sold its pro rata portion of the Treasury Securities and Contracts underlying the DECS. The selling Holder will recognize gain or loss equal to the difference between the amount realized and the Holder's aggregate tax bases in its pro rata portion of the Treasury Securities and the Contracts. Any gain or loss will be long-term capital gain or loss if the Holder has held the DECS for more than one year. The distinction between capital gain or loss and ordinary income or loss is important for purposes of the limitations on a Holder's ability to offset capital losses against ordinary income. In addition, certain individuals are subject to taxation at a reduced rate on long-term capital gains. The Taxpayer Relief Act of 1997 further reduces tax rates on capital gains recognized by individuals in respect of assets held for more than 18 months. Holders are advised to consult their own tax advisers as to the consequences of the Taxpayer Relief Act of 1997 in their particular circumstances. Gain recognized by a Holder generally will be treated as from sources within the United States for U.S. foreign tax credit purposes.

     Distribution of the Subordinate Voting Shares. The delivery of Subordinate Voting Shares to the Trust pursuant to the Contracts will not be taxable to the Holders. The distribution of Subordinate Voting Shares upon the termination of the Trust will not be taxable to the Holders. A Holder will have taxable gain or loss (which will be short-term capital gain or loss) upon receipt of cash in lieu of fractional Subordinate Voting Shares distributed upon termination of the Trust, in an amount equal to the difference between the cash received and the portion of the basis of the Contracts allocable to fractional shares (based on the relative number of fractional shares and full shares delivered to the Holder). Each Holder's aggregate basis in its Subordinate Voting Shares will be equal to its basis in its pro rata portion of the Contracts less the portion of such basis allocable to any fractional Subordinate Voting Shares for which cash is received.

     Distribution of Cash. If a Holder receives cash upon dissolution of the Trust or as a result of a Seller's election to deliver cash under the Cash Delivery Option, a Holder will recognize capital gain or loss equal to any difference between the amount of cash received from the Sellers and the Holder's tax basis in the DECS at that time. Such gain or loss generally will be long-term capital gain or loss if the Holder has held the DECS for more than one year at the Exchange Date.

     Distribution of Cash or Reported Securities as a Result of an Adjustment Event. If as a result of an Adjustment Event, cash, Reported Securities or a combination of cash and Reported Securities is delivered pursuant to the Contracts, a Holder will have taxable gain or loss upon receipt equal to the difference between the amount of cash received, including cash received in lieu of fractional Reported Securities, and its basis in its pro rata portion of the Contracts allocable to any Subordinate Voting Shares for which such cash or fractional Reported Securities were received. Any gain or loss will be capital gain or loss, and if the Holder has held the DECS for more than one year, such gain or loss will be long-term capital gain or loss. A Holder's basis in any Reported Securities received will be equal to its basis in its pro rata portion of the Contracts less the portion of such basis allocable to any Subordinate Voting Shares for which cash or fractional Reported Securities were received. See "Investment Objectives and Policies -- The Contracts."

     Fees and Expenses of the Trust. A Holder's pro rata portion of the expenses in connection with the organization of the Trust, underwriting discounts and commissions and other offering expenses should be includible in the cost to the Holder of the DECS. However, there can be no assurance that the Internal

Revenue Service will not take a contrary view. If the Internal Revenue Service were to prevail in treating such expenses as excludable from the Holder's cost of the DECS, such expenses would not be includible in the basis of the assets of the Trust and should instead be amortizable and deductible over the term of the Trust. If such expenses were treated as amortizable and deductible, an individual Holder who itemizes deductions would be entitled to amortize and deduct (subject to any other applicable limitations on itemized deductions) such expenses over the term of the Trust only to the extent that such amortized annual expenses together with such Holder's other miscellaneous deductions exceed 2% of such Holder's adjusted gross income.

NON-UNITED STATES PERSONS

     In the case of a Holder of the DECS that is not a U.S. person, payments made with respect to the DECS will not be subject to U.S. withholding tax, provided that such Holder complies with applicable certification requirements (including in general the furnishing of an Internal Revenue Service Form W-8 or a substitute form). Any capital gain realized upon the sale or other disposition of the DECS by a Holder that is not a U.S. person will generally not be subject to U.S. federal income tax if (i) such gain is not effectively connected with a U.S. trade or business of such Holder and (ii) in the case of an individual, such individual is not present in the United States for 183 days or more in the taxable year of the sale or other disposition or the gain is not attributable to a fixed place of business maintained by such individual in the United States.

BACKUP WITHHOLDING AND INFORMATION REPORTING

     A Holder of a DECS may be subject to information reporting and to backup withholding at a rate of 31 percent of certain amounts paid to the Holder unless such Holder (a) is a corporation or comes within certain other exempt categories and, when required, provides proof of such exemption or (b) provides a correct taxpayer identification number, certifies as to no loss of exemption from backup withholding and otherwise complies with applicable requirements of the backup withholding rules. Information reporting and backup withholding do not apply to payments made to a Holder of a DECS that is not a U.S. person if the beneficial owner of the DECS certifies as to its non-U.S. status or otherwise establishes an exemption, provided that the Trust or its agent does not have actual knowledge that the Holder is a U.S. person.

     Payment of the proceeds from the sale of a DECS to or through a foreign office of a broker will not be subject to information reporting or backup withholding, except that if the broker is a U.S. person, a controlled foreign corporation for U.S. tax purposes or a foreign person 50 percent or more of whose gross income from all sources for the three-year period ending with the close of its taxable year preceding the payment was effectively connected with a U.S. trade or business, information reporting may apply to such payments. Payment of the proceeds from a sale of a DECS to or through the U.S. office of a broker is subject to information reporting and backup withholding unless the Holder or beneficial owner certifies as to its non-U.S. status or otherwise establishes an exemption from information reporting and backup withholding.

     Any amounts withheld under the backup withholding rules are not an additional tax and may be credited against the U.S. Holder's U.S. federal income tax liability, provided that the required information is furnished to the Internal Revenue Service.

                   CERTAIN CANADIAN INCOME TAX CONSIDERATIONS

     The following discussion is a summary of the principal Canadian federal income tax consequences that may be relevant to a person who acquires DECS pursuant to this offering and who (i) throughout the period during which the purchaser owns DECS, is neither resident in Canada nor deemed to be resident in Canada for purposes of the Income Tax Act (Canada) (the "Tax Act") and is a resident of the United States for purposes of the Canada-U.S. Income Tax Convention (the "Convention"); (ii) holds DECS as capital property; (iii) does not use or hold, and is not deemed to use or hold, the DECS in connection with a business that the holder carries on or is deemed to carry on in Canada or in connection with providing independent personal services in Canada; and (iv) in the case of an insurer who carries on an insurance business in Canada and elsewhere, establishes that the DECS are not effectively connected with an insurance business carried on in Canada (a "United States Holder"). The DECS will generally be considered to be capital property to a United States Holder unless either the United States Holder holds the DECS in the course of carrying on a business or the United States Holder has acquired the DECS in one or more transactions considered to be an adventure in the nature of trade.

     This summary is based on the current provisions of the Convention, the Tax Act and the regulations thereunder, the current administrative practices and policies published by Revenue Canada and all specific proposals to amend the Tax Act, the regulations thereunder and the Convention that have been publicly announced by the Minister of Finance (Canada) prior to the date hereof. This summary does not otherwise take into account or anticipate any other changes in the law, whether by judicial, governmental or legislative decision or action, nor does it take into account the tax legislation or considerations of any province, territory or foreign jurisdiction.

     This summary is of a general nature only and is not, and should not be interpreted as, legal or tax advice to any particular United States Holder and no representation is made with respect to the Canadian income tax consequences to any particular person acquiring DECS. Accordingly, prospective purchasers are advised to consult their own tax advisors with respect to their particular circumstances.

     Provided that the Trustees are not resident or deemed to be resident in Canada for purposes of the Tax Act, and that the Trust will have no connection with Canada other than as a party to the Contracts, the Trust will not be subject to any Canadian withholding or income tax (including taxes on capital gains) ("Canadian Taxes") (i) with respect to the acquisition, holding or disposition of the Treasury Securities or the receipt of income thereunder, (ii) as a consequence of being a party to the Contracts, including the receipt of Subordinate Voting Shares or cash pursuant to the Cash Delivery Option in accordance with the terms of such Contracts or (iii) with respect to the distribution of Subordinate Voting Shares to United States Holders, provided that at the time of such distribution: (a) the Subordinate Voting Shares are listed on a prescribed stock exchange; and (b) at no time during the five-year period immediately preceding such distribution were 25% or more of the issued shares (including any interest therein or option in respect thereof) of any class or series of the capital stock of the Company owned by the Trust, persons with whom the Trust did not deal at arm's length or any combination thereof, and a United States Holder will not be subject to any Canadian Taxes on distributions by the Trust with respect to the Treasury Securities or of Subordinate Voting Shares or cash received by the Trust pursuant to the Contracts.

                                  UNDERWRITING

     Subject to the terms and conditions set forth in the Underwriting Agreement (the "Underwriting Agreement") among the Trust, the Company, each of the Sellers and the Underwriter, the Trust has agreed to sell to the Underwriter, and the Underwriter has agreed to purchase, the number of DECS set forth below:

                                UNDERWRITER                           NUMBER OF DECS
          -------------------------------------------------------     --------------
          Salomon Brothers Inc...................................        3,146,209

     In the Underwriting Agreement, the Underwriter has agreed, subject to the terms and conditions set forth therein, that the obligations of the Underwriter are subject to certain conditions precedent and that the Underwriter will be obligated to purchase all the DECS offered hereby if any of the DECS are purchased.

     The Underwriter proposes to offer the DECS directly to the public initially at the public offering price set forth on the cover of this Prospectus, and to certain dealers at such price less a concession not in excess of US$0.47 per DECS. The Underwriter may allow, and such dealers may reallow, a concession not in excess of US$0.10 per DECS to other dealers. After the initial public offering, such public offering price and such concession and reallowance may be changed. The sales load of US$0.79125 per DECS is equal to 3% of the public offering price.

     The Company and those Selling Shareholders listed under the caption "Selling Shareholders" in the prospectus of the Company attached hereto who individually hold, directly or indirectly, greater than 1% of the Voting Shares of the Company, including the Sellers, have agreed not to offer for sale, sell or contract to sell, or otherwise dispose of, or announce the offering of, or file or cause the filing of any registration statement under the Securities Act with respect to, without the prior written consent of the Underwriter, any Subordinate Voting Shares or any securities convertible into or exchangeable for, or warrants to acquire, Subordinate Voting Shares for a period of 60 days after the date of this Prospectus; provided, however, that (i) such restriction shall not affect the ability of (A) the Company or the Sellers to take any such actions in connection with the offering of the DECS made hereby or pursuant to the terms of the Contracts and the Collateral Agreements, (B) the Company to take any such actions in connection with any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the date of this Prospectus or (C) the Sellers and the Company to take any such action in connection with the offering of additional Subordinate Voting Shares by certain Sellers and the Company in an underwritten transaction concurrent with the sale of the DECS and (ii) two of the Selling Shareholders (other than the Principal Shareholder) may each sell up to 50,000 Subordinate Voting Shares.

     In light of the fact that proceeds from the sale of the DECS will be used by the Trust to purchase the Contracts from the Sellers, the Underwriting Agreement provides that the Sellers will pay to the Underwriter as compensation US$0.79125 per DECS, including in respect of DECS previously purchased by Salomon and offered hereby.

     The Trust has granted to the Underwriter an option, exercisable for a 30-day period after the date of this Prospectus, to purchase up to an additional 427,500 DECS at the same price per DECS as the initial DECS to be purchased by the Underwriter. The Underwriter may exercise such option only for the purpose of covering over-allotments, if any, incurred in connection with the sale of the DECS offered hereby.

     The DECS will be a new issue of securities with no established trading market. The Underwriter intends to make a market in the DECS, subject to applicable laws and regulations. However, the Underwriter is not obligated to do so and any such market-making may be discontinued at any time at the sole discretion of the Underwriter without notice. Accordingly, no assurances can be given as to the liquidity of such market.

     The Underwriting Agreement provides that the Company and the Sellers have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act, or contribute to payments the Underwriter may be required to make in respect thereof.

     In connection with the formation of the Trust, Salomon subscribed for and purchased 3,791 DECS for a purchase price of US$100,000. All of such DECS are being sold by Salomon in this offering. Following the offering, Salomon will not own any DECS, although Salomon may thereafter acquire DECS in connection with its market-making activities, as described above, or otherwise. Salomon sponsored the formation of the Trust for purposes of this offering, including selecting its initial Trustees.

     The Underwriter has agreed that, as part of the distribution of the DECS, it has not offered or sold, and will not offer or sell, directly or indirectly, any DECS or distribute any prospectus relating to DECS in Canada or to any dealer who does not so agree. As used herein, "Canada" means Canada, its provinces, territories, possessions and other areas subject to its jurisdiction, and an offer or sale shall be in Canada if it is made to (i) any individual resident in Canada or (ii) any corporation, partnership, pension, profit-sharing or other trust or other entity (including any such entity acting as an investment adviser with discretionary authority) whose office most directly involved with the purchase is located in Canada.

     In connection with this offering, the Underwriter and certain selling group members and their respective affiliates may engage in transactions that stabilize, maintain or otherwise affect the market price of the DECS or the Subordinate Voting Shares. Such transactions may include stabilization transactions effected in accordance with Rule 104 of Regulation M under the Securities Exchange Act pursuant to which such persons may bid for or purchase DECS or Subordinate Voting Shares for the purpose of stabilizing their market price. The Underwriter also may create a short position for its account by selling more DECS in connection with this offering than it is committed to purchase from the Trust, and in such case may purchase DECS in the open market following completion of this offering to cover all or a portion of such short position. In addition, the Underwriter may impose "penalty bids" under contractual arrangements whereby it may reclaim from a dealer participating in this offering the selling concession with respect to DECS that are distributed in this offering but subsequently purchased of the account of the Underwriter in the open market. Any of the transactions described in this paragraph may result in the maintenance of the price of the DECS at a level above that which might otherwise prevail in the open market. None of the transactions described in this paragraph is required, and, if they are undertaken, they may be discontinued at any time.

     The Underwriter and its affiliates may in the future perform investment banking and financial advisory services for the Company and its affiliates.

                                 LEGAL MATTERS

     Certain legal matters will be passed upon for the Trust and the Underwriter by Cleary, Gottlieb, Steen & Hamilton, New York, New York. Certain matters of Canadian law will be passed upon for the Trust and the Underwriter by Lang Michener, Toronto, Ontario. Certain matters of Delaware law will be passed upon for the Trust by Richards, Layton & Finger, Wilmington, Delaware. Certain legal matters will be passed upon for the Sellers by Shearman & Sterling, New York, New York, and Ogilvy Renault, Toronto, Ontario and Montreal, Quebec.

                                    EXPERTS

     The statement of assets, liabilities and capital included in this Prospectus has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and is included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said report.

                             ADDITIONAL INFORMATION

     The Trust has filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act with respect to the DECS offered hereby. Further information concerning the DECS and the Trust may be found in the Registration Statement, of which this Prospectus constitutes a part. The Registration Statement may be inspected without charge at the Commission's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission. Such Registration Statement is also available on the Commission's website (http://www.sec.gov).

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE TRUSTEES OF DECS TRUST II:

     We have audited the accompanying statement of assets, liabilities and capital of DECS Trust II (a Delaware trust) as of October 8, 1997. This financial statement is the responsibility of the Trustees of the Trust. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets, liabilities and capital is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets, liabilities and capital. An audit also includes assessing the accounting principles used and significant estimates made by the Trustees of the Trust, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the statement of assets, liabilities and capital referred to above presents fairly, in all material respects, the financial position of DECS Trust II as of October 8, 1997, in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP

New York, New York
October 8, 1997 (except with respect to the matter discussed in Note IV, as to which the date is October 28, 1997).

                                 DECS TRUST II

                  STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                                OCTOBER 8, 1997

ASSETS
Cash........................................................................     US$100,000
                                                                                 ----------
  Total Assets..............................................................     US$100,000
                                                                                 ==========
LIABILITIES
  Total Liabilities.........................................................     US$      --
                                                                                 ==========
NET ASSETS..................................................................     US$100,000
                                                                                 ==========
CAPITAL
DECS, 1 DECS issued and outstanding.........................................     US$100,000
                                                                                 ==========

         The accompanying notes are an integral part of this statement.

                                 DECS TRUST II

             NOTES TO STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                                OCTOBER 8, 1997

I.  ORGANIZATION

     DECS Trust II (the "Trust"), organized as a Delaware business trust on September 2, 1997, is a closed-end management investment company registered under the Investment Company Act of 1940. The term of the Trust is anticipated to expire in the year 2000; however, the exact date will be determined in the future. The Trust may be dissolved prior to its planned termination date under certain circumstances as outlined in the registration statement.

     The Trust has registered 3,277,500 DECS representing shares of beneficial interest in the Trust. The only securities that the Trust is authorized to issue are the DECS. Each of the DECS represents the right to receive (a) quarterly distributions during the term of the Trust, and (b) upon the conclusion of the term of the Trust (the "Exchange Date"), certain subordinate voting shares (the "Subordinate Voting Shares") or cash or a combination of cash and shares with an equivalent value (such amounts determined as described in the registration statement). The DECS are not subject to redemption prior to the Exchange Date or the earlier termination of the Trust. The Trust will hold a series of zero-coupon U.S. Treasury securities and one or more forward purchase contracts relating to the Subordinate Voting Shares. The business activities of the Trust are limited to the matters discussed above. The Trust will be treated as a grantor trust owned solely by the present and future holders of the DECS for U.S. federal income tax purposes.

     On October 8, 1997, the Trust issued one DECS to Salomon Brothers Inc ("Salomon") in consideration for a purchase price of US$100,000.

II.  ORGANIZATIONAL COSTS, FEES AND EXPENSES

     Organizational costs and ongoing fees of the Trust will be borne by Salomon.

III.  MANAGEMENT AND ADMINISTRATION OF THE TRUST

     The Trust will be managed by its trustees and will not have a separate investment adviser. The Trust will be overseen by three trustees and the daily administration will be carried out by The Bank of New York as the administrator. The Bank of New York will also serve as the Trust's custodian, paying agent, registrar and transfer agent with respect to the DECS. CIBC Mellon Trust Company will serve as sub-collateral agent for The Bank of New York.

IV.  SUBSEQUENT EVENT

     On October 27, 1997, the Trustees of the Trust approved the registration of an additional 300,000 DECS representing shares of beneficial interest in the Trust. Such registration is scheduled to occur on October 29, 1997.

NO DEALER, SALESPERSON OR ANY OTHER
PERSON HAS BEEN AUTHORIZED TO GIVE ANY
INFORMATION OR TO MAKE ANY
REPRESENTATION NOT CONTAINED IN THIS
PROSPECTUS AND, IF GIVEN OR MADE, SUCH
INFORMATION OR REPRESENTATION MUST NOT
BE RELIED UPON AS HAVING BEEN
AUTHORIZED BY THE TRUST OR THE
UNDERWRITER. NEITHER THE DELIVERY OF
THIS PROSPECTUS NOR ANY SALE MADE
HEREUNDER SHALL, UNDER ANY
CIRCUMSTANCES, CREATE ANY IMPLICATION
THAT THERE HAS BEEN NO CHANGE IN THE
AFFAIRS OF THE TRUST SINCE THE DATE
HEREOF OR THAT THE INFORMATION HEREIN
IS CORRECT AS OF ANY TIME SUBSEQUENT
TO ITS DATE. HOWEVER, IF ANY MATERIAL
CHANGE OCCURS WHILE THIS PROSPECTUS IS
REQUIRED BY LAW TO BE DELIVERED, THIS
PROSPECTUS WILL BE AMENDED OR
SUPPLEMENTED ACCORDINGLY. THIS
PROSPECTUS DOES NOT CONSTITUTE AN
OFFER OR SOLICITATION BY ANYONE IN ANY
JURISDICTION IN WHICH SUCH OFFER OR
SOLICITATION IS NOT AUTHORIZED OR IN
WHICH THE PERSON MAKING SUCH OFFER OR
SOLICITATION IS NOT QUALIFIED TO DO SO
OR TO ANY PERSON TO WHOM IT IS
UNLAWFUL TO MAKE SUCH AN OFFER OR
SOLICITATION.

---------------------------------------------------------

          TABLE OF CONTENTS

                                              PAGE
                                            ------
Prospectus Summary..........................      3
Fees and Expenses...........................      9
The Trust...................................     10
Use of Proceeds.............................     10
Investment Objectives and Policies..........     10
Investment Restrictions.....................     21
Risk Factors Relating to DECS...............     21
Net Asset Value.............................     25
Description of the DECS.....................     26
Management and Administration of the
  Trust.....................................     27
Certain United States Federal Income Tax
  Considerations............................     30
Certain Canadian Income Tax
  Considerations............................     33
Underwriting................................     34
Legal Matters...............................     36
Experts.....................................     36
Additional Information......................     36
Report of Independent Public Accountants....     37
Statement of Assets, Liabilities and
  Capital...................................     38

UNTIL DECEMBER 16, 1997, ALL DEALERS
EFFECTING TRANSACTIONS IN THE DECS,
WHETHER OR NOT PARTICIPATING IN THIS
DISTRIBUTION, MAY BE REQUIRED TO
DELIVER A PROSPECTUS. THIS IS IN
ADDITION TO THE OBLIGATION OF DEALERS
TO DELIVER A PROSPECTUS WHEN ACTING AS
UNDERWRITERS AND WITH RESPECT TO THEIR
UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.
                                          3,150,000 DECS(SM)
                                          DECS TRUST II
                                          (SUBJECT TO EXCHANGE INTO
                                          SUBORDINATE VOTING SHARES,
                                          WITHOUT PAR VALUE, OF
                                          ROYAL GROUP TECHNOLOGIES LIMITED)

                                   ---------------------------------------------
                                          --------------------------------------
                                          SALOMON BROTHERS INC

                                          --------------------------------------
                                          PROSPECTUS

                                          DATED OCTOBER 29, 1997